EXECUTION VERSION Credit Agreement [[3502063]] PITNEY BOWES INC. The SUBSIDIARY BORROWERS Party Hereto _____________________________ CREDIT AGREEMENT $1,000,000,000 Dated as of January 6, 2015 ______________________________ JPMORGAN CHASE BANK, N.A., as Administrative Agent ___________________________ J.P. MORGAN SECURITIES LLC, RBS SECURITIES INC., HSBC BANK USA, NATIONAL ASSOCIATION and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arrangers and Joint Bookrunners THE ROYAL BANK OF SCOTLAND PLC, as Syndication Agent ___________________________ BANK OF AMERICA, N.A. HSBC BANK USA, NATIONAL ASSOCIATION, MORGAN STANLEY MUFG LOAN PARTNERS, LLC and GOLDMAN SACHS BANK USA as Documentation Agents

[[3502063]] (i) TABLE OF CONTENTS This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only. Page Section 1. Definitions and Accounting Matters ..................................................................1 1.01. Certain Defined Terms ...................................................................................1 1.02. Terms Generally ...........................................................................................24 1.03. Accounting Terms and Determinations .......................................................24 1.04. Classes and Types of Loans .........................................................................25 1.05. Currencies; Currency Equivalents ...............................................................25 Section 2. Commitments, Loans, Notes and Prepayments ...............................................26 2.01. Syndicated Loans .........................................................................................26 2.02. Borrowings of Syndicated Loans .................................................................27 2.03. Competitive Bid Option ...............................................................................27 2.04. Changes of Commitments ............................................................................31 2.05. Certain Fees .................................................................................................31 2.06. Lending Offices ...........................................................................................32 2.07. Several Obligations; Remedies Independent ...............................................32 2.08. Evidence of Debt ..........................................................................................32 2.09. Optional Prepayments and Conversions or Continuations of Loans ...........33 2.10. Increase in Commitments ............................................................................34 2.11. Letters of Credit ...........................................................................................35 2.12. Mandatory Prepayments in respect of Currency Fluctuations .....................39 2.13. Defaulting Lenders.......................................................................................40 2.14. Extension of Commitments ..........................................................................42 Section 3. Payments of Principal and Interest ..................................................................43 3.01. Repayment of Loans ....................................................................................43 3.02. Interest ..........................................................................................................43 Section 4. Payments; Pro Rata Treatment; Computations; Etc .........................................44 4.01. Payments ......................................................................................................44 4.02. Pro Rata Treatment ......................................................................................46 4.03. Computations ...............................................................................................47 4.04. Minimum Amounts ......................................................................................47 4.05. Certain Notices.............................................................................................47 4.06. Non-Receipt of Funds by the Administrative Agent ...................................48 4.07. Sharing of Payments, Etc .............................................................................49 Section 5. Yield Protection, Etc ........................................................................................50 5.01. Additional Costs...........................................................................................50 5.02. Limitation on Types of Loans ......................................................................53

[[3502063]] (ii) 5.03. Illegality .......................................................................................................53 5.04. Compensation ..............................................................................................54 5.05. Taxes ............................................................................................................54 5.06. Replacement of Banks .................................................................................58 5.07. Additional Costs in Respect of Letters of Credit .........................................59 Section 6. Conditions Precedent .......................................................................................60 6.01. Initial Loans .................................................................................................60 6.02. Initial and Subsequent Loans .......................................................................61 Section 7. Representations and Warranties .......................................................................62 7.01. Corporate Existence .....................................................................................62 7.02. Financial Condition ......................................................................................62 7.03. Litigation ......................................................................................................63 7.04. No Breach ....................................................................................................63 7.05. Action ...........................................................................................................63 7.06. Approvals .....................................................................................................63 7.07. ERISA ..........................................................................................................63 7.08. Taxes ............................................................................................................64 7.09. Investment Company Act ............................................................................64 7.10. Environmental Matters .................................................................................64 7.11. Use of Credit ................................................................................................64 7.12. Representations and Warranties of Subsidiary Borrowers ..........................64 7.13. Anti-Corruption Laws and Sanctions...........................................................65 Section 8. Covenants of the Company ..............................................................................66 8.01. Financial Statements, Etc .............................................................................66 8.02. Existence, Etc ...............................................................................................67 8.03. Prohibition of Fundamental Changes ...........................................................68 8.04. Limitation on Liens ......................................................................................68 8.05. Use of Proceeds............................................................................................70 8.06. Lines of Business .........................................................................................71 8.07. Financial Covenant ......................................................................................71 Section 9. Events of Default .............................................................................................71 Section 10. The Administrative Agent..............................................................................74 10.01. Appointment, Powers and Immunities .......................................................74 10.02. Reliance by Administrative Agent .............................................................75 10.03. Defaults ......................................................................................................75 10.04. Rights as a Bank.........................................................................................75 10.05. Indemnification ..........................................................................................76 10.06. Non-Reliance on Administrative Agent and Other Banks .........................76 10.07. Failure to Act .............................................................................................76 10.08. Resignation or Removal of Administrative Agent ....................................76 10.09. Other Agents ..............................................................................................77

[[3502063]] (iii) Section 11. Miscellaneous ................................................................................................77 11.01. Waiver ........................................................................................................77 11.02. Notices .......................................................................................................77 11.03. Expenses, Etc .............................................................................................79 11.04. Amendments, Etc .......................................................................................80 11.05. Successors and Assigns..............................................................................81 11.06. Assignments and Participations .................................................................81 11.07. Survival ......................................................................................................85 11.08. Captions .....................................................................................................85 11.09. Counterparts; Integration; Effectiveness ....................................................85 11.10. Governing Law; Submission to Jurisdiction; Service of Process ..............86 11.11. Waiver of Jury Trial ...................................................................................86 11.12. Confidentiality ...........................................................................................86 11.13. Designation of Subsidiary Borrowers ........................................................87 11.14. Judgment Currency ....................................................................................90 11.15. USA PATRIOT Act ...................................................................................90 11.16. Appointment of Company as Agent ..........................................................90 11.17. No Advisory or Fiduciary Relationships ...................................................91 Section 12. Guarantee .......................................................................................................92 12.01. Guarantee ...................................................................................................92 12.02. Obligations Unconditional .........................................................................92 12.03. Reinstatement .............................................................................................93 12.04. Subrogation ................................................................................................93 12.05. Remedies ....................................................................................................93 12.06. Continuing Guarantee ................................................................................93

[[3502063]] (iv) ANNEX 1 Commitments ANNEX 1A Existing Letters of Credit SCHEDULE 8.05 Existing Liens EXHIBIT A-1 - Form of Syndicated Note EXHIBIT A-2 - Form of Money Market Note EXHIBIT B-1 - Form of Opinion of Internal Counsel for the Borrowers EXHIBIT B-2 - Form of Opinion of External Counsel for the Borrowers EXHIBIT C - Form of Money Market Quote Request EXHIBIT D - Form of Money Market Quote EXHIBIT E - Form of Assignment and Assumption EXHIBIT F - Form of Subsidiary Borrower Designation EXHIBIT G - Form of Subsidiary Borrower Termination Notice EXHIBIT H - Form of Compliance Certificate EXHIBIT I-1 - Form of U.S. Tax Certificate for Foreign Banks that are not Partnerships for U.S. Federal Income Tax Purposes EXHIBIT I-2 - Form of U.S. Tax Certificate for Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes EXHIBIT I-3 - Form of U.S. Tax Certificate for Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes EXHIBIT I-4 - Form of U.S. Tax Certificate for Foreign Banks that are Partnerships for U.S. Federal Income Tax Purposes

Credit Agreement [[3502063]] CREDIT AGREEMENT dated as of January 6, 2015 among PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each SUBSIDIARY BORROWER party hereto (or that shall become party hereto from time to time pursuant to Section 11.13 hereof); the BANKS (as hereinafter defined) party hereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). The parties hereto agree as follows: Section 1. Definitions and Accounting Matters. 1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa): “Absolute Rate” shall have the meaning assigned to such term in Section 2.03(c)(ii)(D) hereof. “Absolute Rate Auction” shall mean a solicitation of Money Market Quotes setting forth Absolute Rates pursuant to Section 2.03 hereof. “Absolute Rate Loans” shall mean Money Market Loans, the interest rates on which are determined on the basis of Absolute Rates pursuant to an Absolute Rate Auction. “Additional Bank” shall have the meaning assigned to such term in Section 2.10(a) hereof. “Additional Costs” shall have the meaning assigned to such term in Section 5.01 hereof. “Adjusted Consolidated EBITDA” shall mean, for any period, the Consolidated EBITDA for such period minus the Applicable Finance Interest Expense Amount for such period. “Administrative Agent” shall have the meaning assigned to such term in the preamble to this Agreement. “Administrative Agent’s Account” shall mean, for each Currency, an account in respect of such Currency designated by the Administrative Agent in a notice to the Company and the Banks. “Administrative Questionnaire” shall mean an Administrative Questionnaire in the form supplied by the Administrative Agent. “Advance Date” shall have the meaning assigned to such term in Section 4.06 hereof. “Affected Bank” shall have the meaning assigned to such term in Section 5.06 hereof.

- 2 - Credit Agreement [[3502063]] “Affiliate” shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” shall have the meaning assigned such term in Section 11.02(d) hereof. “Agreed Foreign Currency” shall mean, at any time, any of Pounds Sterling, euros and, with the agreement of each Multicurrency Bank and the Company, any other Foreign Currency, so long as, in respect of any such specified Currency or other Foreign Currency, at such time (a) such Currency is dealt with in the London interbank deposit market, (b) such Currency is freely transferable and convertible into Dollars in the London foreign exchange market and (c) no authorization of any Governmental Authority in the country of issue of such Currency (including, in the case of the euro, any authorization by the European Central Bank) is required to permit use of such Currency by any Multicurrency Bank for making any Loan hereunder and/or to permit any Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained and is in full force and effect. “Agreement” shall mean this Credit Agreement, dated as of January 6, 2015, by and among the Company, each Subsidiary Borrower party hereto (or that shall become party hereto from time to time pursuant to Section 11.13 hereof), the Banks and the Administrative Agent, as such agreement may be amended, amended and restated, restated, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Dollar Percentage” shall mean, with respect to any Dollar Bank, the percentage of the total Dollar Commitments represented by such Dollar Bank’s Dollar Commitment; provided that in the case of Section 2.13 hereof when a Defaulting Lender shall exist, “Applicable Dollar Percentage” shall mean the percentage of the total Dollar Commitments (disregarding any Defaulting Lender’s Dollar Commitment) represented by such Dollar Bank’s Dollar Commitment. If the Dollar Commitments have terminated or expired, the Applicable Dollar Percentages shall be determined based upon the Dollar Commitments most recently in effect, giving effect to any assignments and to any Dollar Bank’s status as a Defaulting Lender at the time of determination. “Applicable Finance Interest Expense Amount” shall mean, for any period, the amount of financing interest expense for such period (as shown on the consolidated statement of income of the Company for such period), multiplied by 1.75. “Applicable Lending Office” shall mean, for each Bank and for each Type and Currency of Loan, the “Lending Office” of such Bank (or of an Affiliate or branch of such Bank) designated for such Type and Currency of Loan in such Bank’s Administrative Questionnaire or such other office of such Bank (or of an Affiliate or branch of such Bank) as such Bank may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type and Currency are to be made and maintained.

- 3 - Credit Agreement [[3502063]] “Applicable Multicurrency Percentage” shall mean, with respect to any Multicurrency Bank, the percentage of the total Multicurrency Commitments represented by such Multicurrency Bank’s Multicurrency Commitment; provided that in the case of Section 2.13 hereof when a Defaulting Lender shall exist, “Applicable Multicurrency Percentage” shall mean the percentage of the total Multicurrency Commitments (disregarding any Defaulting Lender’s Multicurrency Commitment) represented by such Multicurrency Bank’s Multicurrency Commitment. If the Multicurrency Commitments have terminated or expired, the Applicable Multicurrency Percentages shall be determined based upon the Multicurrency Commitments most recently in effect, giving effect to any assignments and to any Multicurrency Bank’s status as a Defaulting Lender at the time of determination. “Applicable Percentage” shall mean, with respect to any Bank, the percentage of the Commitments represented by such Bank’s Commitment; provided that in the case of Section 2.13 hereof when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Bank’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Bank’s status as a Defaulting Lender at the time of determination. “Applicable Rate” shall mean, for any day, with respect to any Eurocurrency Loan or any Base Rate Loan or with respect to the facility fees and letter of credit fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread”, “Base Rate Spread”, “Facility Fee Rate” or “Letter of Credit Fee Rate”, respectively, based upon the applicable Moody’s Rating and/or Standard & Poor’s Rating, on such date: Standard & Poor’s/Moody’s Rating (each a “Category”) Eurocurrency Spread Base Rate Spread Facility Fee Rate Letter of Credit Fee Rate Category 1 A-/A3 0.90% 0.00% 0.10% 0.90% Category 2 BBB+/Baa1 1.00% 0.00% 0.125% 1.00% Category 3 BBB/Baa2 1.10% 0.10% 0.15% 1.10% Category 4 BBB-/Baa3 1.30% 0.30% 0.20% 1.30% Category 5 lower than BBB- /Baa3 or unrated 1.50% 0.50% 0.25% 1.50% For purposes of the foregoing, (i) if either Moody’s or Standard & Poor’s shall not have in effect a Moody’s Rating or a Standard & Poor’s Rating, as the case may be (other than by reason of the circumstances referred to in the last sentence of this definition), then the Applicable Rate shall be

- 4 - Credit Agreement [[3502063]] based upon the remaining rating, (ii) if the Moody’s Rating and the Standard & Poor’s Rating shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case, the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings, and (iii) if the Moody’s Rating and the Standard & Poor’s Rating established or deemed to have been established by Moody’s and Standard & Poor’s, respectively, shall be changed (other than as a result of a change in the rating system of Moody’s or Standard & Poor’s), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or Standard & Poor’s shall change, or if either such rating agency shall cease to be in the business of providing corporate debt ratings, the Company and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank. “Assignment and Assumption” shall mean an agreement substantially in the form of Exhibit E hereto or any other form approved by the Administrative Agent. “Availability Period” shall mean the period from and including the Effective Date to but not including the Commitment Termination Date. “BofA” shall mean Bank of America, N.A., and its successors. “Bankruptcy Code” shall mean the United States Bankruptcy Code of 1978, as amended from time to time. “Bankruptcy Laws” shall mean the Bankruptcy Code and any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts. “Banks” shall mean, collectively, the Dollar Banks and the Multicurrency Banks. “Base Rate” shall mean, for any day, a rate per annum equal to the highest of (a) the Federal Funds Rate for such day plus 0.50%, (b) the Prime Rate for such day and (c) the Eurocurrency Rate for the offering of Dollar deposits for a one month Interest Period commencing on such day plus 1.00%. For purposes of clause (c) of the immediately preceding sentence, such Eurocurrency Rate shall be determined by the Administrative Agent based upon rates appearing on the applicable Reuters screen page (currently page LIBOR01) displaying interest rates for dollar deposits in the London interbank market (or, in the event such rate does not appear on such page of the Reuters screen, on any successor or substitute page on such screen that displays such rate, or, if there is no such page, on the appropriate page of such other

- 5 - Credit Agreement [[3502063]] information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at approximately 11:00 a.m., London time, on such day for deposits in dollars with a maturity of one month. Any change in the Base Rate due to a change in the Federal Funds Rate, the Prime Rate or such Eurocurrency Rate shall be effective from and including the effective date of such change in the Federal Funds Rate, the Prime Rate or such Eurocurrency Rate, as the case may be. “Base Rate Loans” shall mean Syndicated Loans that bear interest at rates based upon the Base Rate. “Borrower” shall mean any of the Company and the Subsidiary Borrowers, as the context may require, and “Borrowers” shall mean all of the foregoing. “Business Day” shall mean any day (a) on which commercial banks are not authorized or required to close in New York City, (b) if such day relates to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Eurocurrency Loan or a LIBOR Market Loan or a notice by any Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in deposits denominated in the Currency of such borrowing are carried out in the London interbank market and (c) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or an Interest Period for, a Eurocurrency Loan denominated in any Foreign Currency, or a notice by any Borrower with respect to any such borrowing, payment, prepayment, or Interest Period, that is also a day on which commercial banks and the London foreign exchange market settle payments in the Principal Financial Center for such Foreign Currency. “Capital Lease Obligations” shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Captive Finance Debt” shall mean, as at any date of determination, the average of the aggregate gross finance receivables of the Company and its Subsidiaries as at the end of the five most recently completed consecutive fiscal quarters ending on or prior to such date, as shown on the consolidated balance sheets of the Company as at the end of such fiscal quarter or the relevant fiscal year (as applicable), multiplied by a fraction the numerator of which is ten and the denominator of which is eleven. “Class”, when used in reference to any Loan, refers to whether Syndicated Loans are issued under the Dollar Commitments or the Multicurrency Commitments or whether such Loans are Money Market Loans; when used in reference to any Bank, refers to whether such Bank is a Dollar Bank or a Multicurrency Bank; and, when used in reference to any Commitment, refers to whether such Commitment is a Dollar Commitment or Multicurrency Commitment. The “Class” of a Letter of Credit refers to whether such Letter of Credit is issued under the Dollar Commitments or the Multicurrency Commitments.

- 6 - Credit Agreement [[3502063]] “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Commitments” shall mean, collectively, the Dollar Commitments and the Multicurrency Commitments. “Commitment Increase Date” shall have the meaning assigned to such term in Section 2.10(b) hereof. “Commitment Termination Date” shall mean January 6, 2020, as the same may be extended pursuant to, and subject to the terms and conditions of, Section 2.14; provided that if such date is not a Business Day, the Commitment Termination Date shall be the immediately preceding Business Day. “Company” shall have the meaning assigned to such term in the preamble to this Agreement. “Company Materials” shall have the meaning assigned such term in Section 11.02(d) hereof. “Compliance Certificate” shall mean a Compliance Certificate substantially in the form of Exhibit H or any other form approved by the Administrative Agent. “Consenting Bank” shall have the meaning assigned to such term in Section 2.14 hereof. “Consolidated EBITDA” shall mean, for any period, an amount determined for the Company and its Subsidiaries on a consolidated basis equal to Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (i) interest expense (excluding financing interest expense), (ii) depreciation expense, (iii) amortization expense, (iv) non-cash stock-option based and other equity-based compensation expenses, (v) other non-cash extraordinary, unusual or non-recurring charges, expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business and non-cash restructuring charges, but excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period) and (vi) cash restructuring charges (not exceeding $450,000,000 in the aggregate after December 31, 2014), and minus (b) without duplication and to the extent included in determining Consolidated Net Income for such period, the sum of (i) interest income (excluding financing interest income) and (ii) non-cash extraordinary, unusual or non-recurring income or gains increasing Consolidated Net Income for such period (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business, but excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period); provided that, for purposes of calculating Consolidated EBITDA of the Company and its Subsidiaries for any period, (A) the Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity,

- 7 - Credit Agreement [[3502063]] division or line of business, in each case, acquired by the Company or any of its Subsidiaries that, together with any other such acquisitions during such period, involves the payment of consideration by the Company and its Subsidiaries in excess of $25,000,000 in the aggregate during such period shall be included on a pro forma basis for such period (but assuming the consummation of such acquisition occurred on the first day of such period) and (B) the Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity, division or line of business, in each case, sold, assigned, transferred or otherwise disposed of by the Company or any of its Subsidiaries that, together with any other such dispositions during such period, yields gross proceeds to the Company and its Subsidiaries in excess of $25,000,000 in the aggregate during such period shall be excluded for such period (assuming the consummation of such disposition occurred on the first day of such period). “Consolidated Net Income” shall mean, for any period, the consolidated income (or loss) from continuing operations before income taxes of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Company) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary. “Consolidated Net Tangible Assets” shall have the meaning assigned to such term in Section 8.04 hereof. “Continuation” and “Continued” shall refer to the continuation pursuant to Section 2.09 hereof of a Eurocurrency Loan of a Class denominated in one Currency as a Eurocurrency Loan of such Class denominated in the same Currency from one Interest Period to the next Interest Period for such Loan. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Conversion” and “Converted” shall refer to a conversion pursuant to Section 2.09 hereof of one Type of Syndicated Loan of a Class denominated in Dollars into another Type of Syndicated Loan of such Class denominated in Dollars, which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another. “Credit Exposure” shall mean, with respect to any Bank at any time, the sum of the outstanding principal amount of such Bank’s Dollar Credit Exposure and Multicurrency Credit Exposure at such time.

- 8 - Credit Agreement [[3502063]] “Currency” shall mean the lawful currency of any country. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Declining Bank” shall have the meaning assigned to such term in Section 2.14 hereof. “Default” shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default. “Defaulting Lender” shall mean any Bank that has (a) failed, within two Business Days of the date required to be funded or paid, to fund any portion of its Loans or participations in Letters of Credit or to pay over to the Administrative Agent, any Issuing Bank or any Bank (each a “Credit Party”) any other amount required to be paid by it hereunder, unless, in respect of the funding of any Loan, such Bank notifies the Administrative Agent and the Company in writing that such failure is the result of such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to such funding has not been satisfied, (b) notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) failed, within two Business Days after written request by the Administrative Agent or any Issuing Bank, acting in good faith, to provide a certification in writing from an authorized officer of such Bank that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Bank shall cease to be a Defaulting Lender under this clause (c) upon such party’s receipt of such confirmation in form and substance reasonably satisfactory to it and the Administrative Agent, or (d) become or is, or has a direct or indirect parent company that has become or is (i) insolvent or (ii) become the subject of a proceeding under any Debtor Relief Law, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it (including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity), or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Bank shall not qualify as a “Defaulting Lender” solely by virtue of the acquisition or maintenance of an ownership interest in such Bank or any Person controlling such Bank, or the exercise of control over such Bank or any Person controlling such Bank, by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Bank or Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Bank or Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Bank or Person. Any

- 9 - Credit Agreement [[3502063]] determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Company, each Issuing Bank and each Bank. “Dollar Bank” shall mean the Persons listed on Annex 1 hereto as having Dollar Commitments and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or other instrument that provides for it to assume a Dollar Commitment or to acquire Dollar Credit Exposure, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Dollar Commitment” shall mean, with respect to each Dollar Bank, the commitment of such Dollar Bank to make Syndicated Loans, and to acquire participations in Letters of Credit, denominated in Dollars hereunder, expressed as an amount representing the maximum aggregate amount of such Bank’s Dollar Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.04 hereof, (b) increased from time to time pursuant to Section 2.10 hereof and (c) reduced or increased from time to time pursuant to assignments by or to such Bank pursuant to Section 11.06 hereof. The initial amount of each Bank’s Dollar Commitment is set forth on Annex 1 hereto, or in the Assignment and Assumption or other instrument pursuant to which such Dollar Bank shall have assumed its Dollar Commitment, as applicable. As of the Effective Date, the aggregate amount of the Dollar Banks’ Dollar Commitments is zero. “Dollar Credit Exposure” shall mean, with respect to any Dollar Bank at any time, the sum of the outstanding principal amount of such Dollar Bank’s Syndicated Loans and its LC Exposure at such time made or incurred under the Dollar Commitments. “Dollar Equivalent” shall mean, with respect any Syndicated Loan denominated in any Foreign Currency, the amount of Dollars that would be required to purchase the amount of the Foreign Currency of such Syndicated Loan on the date two Business Days prior to the first day of the then current Interest Period for such Syndicated Loan (or, in the case of any determination made under Section 2.12 hereof or redenomination under the last sentence of Section 4.01(a) hereof, on the date of determination or redenomination therein referred to), based upon the spot selling rate at which the Administrative Agent offers to sell such Foreign Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m., London time, for delivery two Business Days later. “Dollar LC Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit issued under the Dollar Commitments at such time plus (b) the aggregate amount of all LC Disbursements in respect of such Letters of Credit that have not yet been reimbursed by or on behalf of any Borrower at such time. The Dollar LC Exposure of any Bank at any time shall be its Applicable Dollar Percentage of the total Dollar LC Exposure at such time. “Dollars” and “$” shall mean lawful money of the United States of America.

- 10 - Credit Agreement [[3502063]] “Domestic Subsidiary” shall mean any Subsidiary of the Company that is organized under the laws of any State of the United States of America (including the District of Columbia). “Domestic Subsidiary Borrower” shall mean any Subsidiary Borrower that is a Domestic Subsidiary. “Effective Date” shall mean the date on which all of the conditions set forth in Section 6.01 hereof shall have been satisfied or waived by the Banks. “Environmental Laws” shall mean any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Company is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Company is a member. “euro” shall mean the single currency of Participating Member States of the European Union. “Eurocurrency Loans” shall mean Syndicated Loans that bear interest at rates based on rates referred to in the definition of “Eurocurrency Rate” in this Section 1.01. “Eurocurrency Rate” shall mean, for any Fixed Rate Loan denominated in any Currency for any Interest Period, a rate per annum determined by the Administrative Agent to be equal to: (a) the applicable Screen Rate at approximately 11:00 a.m., London time, on the Quotation Date prior to the commencement of such Interest Period, for the offering of deposits denominated in such Currency and for a period comparable to such Interest Period; (b) If no Screen Rate shall be available for a particular Interest Period (the “Impacted Interest Period”) but Screen Rates shall be available for the offering of deposits for maturities both longer and shorter than such Interest Period, then the Eurocurrency Rate for such Interest Period shall be the Interpolated Rate; or

- 11 - Credit Agreement [[3502063]] (c) if no Screen Rate is available for such Currency or Interest Period (or for the offering of deposits for maturities both longer and shorter than such Interest Period), or if the Screen Rate, in the reasonable judgment of the Majority Banks (or, with respect to any Loan denominated in any Foreign Currency, the Majority Multicurrency Banks), shall cease accurately to reflect the rates applicable to the offering of deposits denominated in such Currency and for a period comparable to such Interest Period (as reported by any publicly available source of similar market data selected by such Majority Banks that, in the reasonable judgment of such Majority Banks, accurately reflects such rates), the Eurocurrency Rate shall mean, with respect to any Fixed Rate Loan denominated in such Currency for any Interest Period, the arithmetic mean, as determined by the Administrative Agent, of the rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of the Interest Period for such Fixed Rate Loan for the offering by such Reference Banks to leading banks in the London interbank market of deposits in such Currency of such Fixed Rate Loan and for a period comparable to such Interest Period; provided that (i) each Reference Bank agrees to use its best efforts to furnish timely information to the Administrative Agent for purposes of determining the Eurocurrency Rate, (ii) if any Reference Bank does not furnish such timely information for determination of the Eurocurrency Rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks and (iii) the Administrative Agent will not disclose to any party hereto (A) the rates quoted by the individual Reference Banks or (B) if one or more of the Reference Banks shall not have quoted a rate, the fact that the Eurocurrency Rate is being determined on the basis of the rates quoted by fewer than all the Reference Banks. Notwithstanding the foregoing, if the Eurocurrency Rate, determined as provided above, would otherwise be less than zero, then the Eurocurrency Rate shall be deemed to be zero for all purposes. “Events of Default” shall have the meaning assigned to such term in Section 9 hereof. “Excluded Foreign Subsidiary” shall mean any Subsidiary: (a) that is treated as a corporation for United States federal income Tax purposes that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia, (b) substantially all of the assets of which consist, directly or indirectly, of Subsidiaries described in clause (a) of this definition, (c) that is treated as disregarded for United States federal income Tax purposes and that owns more than 65% of the voting stock of a Subsidiary described in clauses (a) or (b) of this definition, or (d) that is a Subsidiary of an entity described in clauses (a) or (b) of this definition. “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Bank, any Issuing Bank or any other recipient of any payment to be made (a) by or on account of any obligation of the Company or any Subsidiary Borrower, income or franchise Taxes imposed on (or measured by) its net income or net profit (however denominated), branch profits and franchise Taxes, in each case, (i) imposed by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or,

- 12 - Credit Agreement [[3502063]] in the case of any Bank, in which its applicable lending office is located or (ii) that are Other Connection Taxes; or (b) in the case of a Bank, (i) any U.S. Federal withholding Tax that is in effect and would apply to amounts payable with respect to an applicable interest in a Loan or Commitment to such Bank (or SPC of such Bank) by the Company or any Domestic Subsidiary at the time such Bank acquires such interest in the Loan or Commitment or at the time it designates a new lending office for purposes hereof or transfers to an SPC pursuant to Section 11.06 hereof (other than pursuant to an assignment request by the Company under Section 5.06 hereof), except to the extent that such Bank, in the case of a designation of a new lending office (or its assignor, in the case of an assignment, or the Granting Bank, in the case of a transfer to an SPC, as the case may be) was entitled, immediately before such designation (or such assignment or such transfer, as the case may be), to receive additional amounts with respect to such withholding Tax pursuant to Section 5.05 hereof, (ii) any withholding Tax that is attributable to such Bank’s failure or inability to comply with Section 5.05(e) hereof or (iii) any U.S. Federal withholding Tax imposed by FATCA. “Existing Commitment Termination Date” shall have the meaning assigned to such term in Section 2.14 hereof. “Existing Credit Agreement” shall mean the Credit Agreement dated as of April 24, 2012 among the Company, certain lenders and JPMorgan Chase Bank, N.A., as administrative agent thereunder, as amended and in effect immediately prior to the effectiveness of this Agreement. “Existing Letters of Credit” shall mean the letters of credit, if any, issued for the account of the Company under the Existing Credit Agreement by a Person which is a Bank that are outstanding on the Effective Date and identified on Annex 1A hereto. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any applicable intergovernmental agreements between a non-U.S. jurisdiction and the United States with respect thereto, any law, regulations, or other official guidance enacted in a non-U.S. jurisdiction relating to an intergovernmental agreement related thereto, and any agreements entered into pursuant to Section 1471(b) of the Code. “Federal Funds Rate” shall mean, for any day, a fluctuating interest rate per annum equal for such day to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fixed Rate Loans” shall mean Eurocurrency Loans and LIBOR Market Loans.

- 13 - Credit Agreement [[3502063]] “Foreign Bank” shall mean any Bank that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Currency” shall mean, at any time, any Currency other than Dollars. “Foreign Currency Equivalent” shall mean, with respect to any amount in Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term “Dollar Equivalent”, as determined by the Administrative Agent. “Foreign Issuing Bank” shall mean any Issuing Bank that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary. “Foreign Subsidiary Borrower” shall mean any Subsidiary Borrower that is a Foreign Subsidiary. “GAAP” shall mean generally accepted accounting principles applied on a basis consistent with those that, in accordance with the last sentence of Section 1.03(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement. “Governmental Authority” shall mean the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any federal or other association of or with which any such nation may be a member or associated) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Granting Bank” shall have the meaning specified in Section 11.06(b) hereof. “Guarantee” shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor’s obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms “Guarantee” and “Guaranteed” used as a verb shall have a correlative meaning.

- 14 - Credit Agreement [[3502063]] “Guaranteed Obligations” shall have the meaning assigned to such term in Section 12.01 hereof. “HSBC” shall mean HSBC Bank USA National Association, and its successors. “Impacted Interest Period” shall have meaning assigned to such term in the definition of “Eurocurrency Rate”. “Increasing Bank” shall have the meaning assigned to such term in Section 2.10(a) hereof. “Indebtedness” shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Guarantees by such Person of Indebtedness of others. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” shall have the meaning assigned to such term in Section 11.03 hereof. “Index Debt” shall mean senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement. “Interest Period” shall mean: (a) with respect to any Eurocurrency Loan, each period commencing on the date such Eurocurrency Loan is made or Converted from a Loan of another Type or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third, sixth or, if agreed by all of the Banks, twelfth calendar month thereafter, or any other period to which all of the Banks have consented, as the applicable Borrower may select as provided in Section 4.05 hereof, provided that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

- 15 - Credit Agreement [[3502063]] (b) with respect to any Absolute Rate Loan, the period commencing on the date such Absolute Rate Loan is made and ending on any Business Day not less than seven and not more than 360 days thereafter, as the applicable Borrower may select as provided in Section 2.03(b) hereof; (c) with respect to any LIBOR Market Loan, the period commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in the first, second, third, sixth or twelfth calendar month thereafter, as the applicable Borrower may select as provided in Section 2.03(b) hereof, provided that each Interest Period that commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; and (d) with respect to any Base Rate Loan, the period commencing on the date such Base Rate Loan is made and ending on the earlier of the first Quarterly Date thereafter or the Commitment Termination Date. Notwithstanding the foregoing, (i) if any Interest Period for any Loan would otherwise end after the Commitment Termination Date, such Interest Period shall not be available hereunder for such period; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Fixed Rate Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) no Interest Period for any Loan (other than a Base Rate Loan or an Absolute Rate Loan) shall have a duration of less than one month and, if the Interest Period for any Fixed Rate Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period, provided that with respect to such portion of a Loan denominated in a Foreign Currency as shall be scheduled to be repaid on the Commitment Termination Date occurring within such one month period, an Interest Period ending on the Commitment Termination Date shall be permissible. “Interpolated Rate” shall mean, at any time, for any Impacted Interest Period, the rate per annum (rounded to the same number of decimal places as the Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period for which a Screen Rate is available that is shorter than such Impacted Interest Period and (b) the Screen Rate for the shortest period for which a Screen Rate is available that is longer than the Impacted Interest Period, in each case at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. “IRS” shall mean the United States Internal Revenue Service. “Issuing Bank” shall mean (a) JPMCB, RBS, BofA and HSBC, and (b) each other Bank designated by the Company as an “Issuing Bank” hereunder that has agreed to such designation and has been approved as an “Issuing Bank” hereunder by the Administrative Agent (such approval not to be unreasonably withheld or delayed), each in its capacity as an issuer of Letters of Credit hereunder, and in each case its successors in such capacity as provided in Section 2.11(j) hereof, so long as such Person shall remain an Issuing Bank hereunder. Any

- 16 - Credit Agreement [[3502063]] Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “JPMCB” shall mean JPMorgan Chase Bank, N.A., and its successors. “LC Commitment” shall mean (a) as to JPMCB, $50,000,000 (or such other amount as may be agreed between the Company and JPMCB from time to time), (b) as to RBS, $50,000,000 (or such other amount as may be agreed between the Company and RBS from time to time), (c) as to BofA, $25,000,000 (or such other amount as may be agreed between the Company and BofA from time to time), (d) as to HSBC, $25,000,000 (or such other amount as may be agreed between the Company and HSBC from time to time) and (e) as to any other Issuing Bank, such amount as shall have been agreed upon by such Issuing Bank and the Company. “LC Disbursement” shall mean a payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” shall mean, at any time, the sum of the Dollar LC Exposure and the Multicurrency LC Exposure. “Letter of Credit” shall mean any letter of credit denominated in Dollars or in any Agreed Foreign Currency issued pursuant to this Agreement, including the Existing Letters of Credit. “Letter of Credit Documents” shall mean, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time. “LIBO Margin” shall have the meaning assigned to such term in Section 2.03(c)(ii)(C) hereof. “LIBOR Auction” shall mean a solicitation of Money Market Quotes setting forth LIBO Margins based on the Eurocurrency Rate pursuant to Section 2.03 hereof. “LIBOR Market Loans” shall mean Money Market Loans the interest rates on which are determined on the basis of Eurocurrency Rates pursuant to a LIBOR Auction. “Lien” shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

- 17 - Credit Agreement [[3502063]] “Loan Documents” shall mean, collectively, this Agreement, the Notes, the Letter of Credit Documents and the Subsidiary Borrower Designations, and including (without duplication) the Subsidiary Borrower Loan Documents. “Loans” shall mean Syndicated Loans and Money Market Loans. “Local Time” shall mean, with respect to any Loan denominated in or any payment to be made in any Currency, the local time in the Principal Financial Center for the Currency in which such Loan is denominated or such payment is to be made. “Majority Banks” shall mean, at any time, Banks having Credit Exposures and unused Commitments representing more than 50% of the sum of the aggregate Credit Exposures of all of the Banks and the unused Commitments at such time. The Majority Banks of a Class (which shall include the terms “Majority Dollar Banks” and “Majority Multicurrency Banks”) shall mean Banks having Credit Exposures and unused Commitments of such Class representing more than 50% of the sum of the aggregate Credit Exposure of all of the Banks and the unused Commitments of such Class at such time. Notwithstanding the foregoing, the Credit Exposures and unused Commitments of any Defaulting Lender shall be disregarded in determining Majority Banks at any time as provided in Section 2.13(b) hereof. “Margin Stock” shall mean “margin stock” within the meaning of Regulations U and X. “Material Adverse Effect” shall mean a material adverse effect on (a) the Property, business, operations, financial condition, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations hereunder and under the other Loan Documents, (c) the validity or enforceability of this Agreement or any of the other Loan Documents, (d) the rights and remedies of the Banks, the Issuing Banks and the Administrative Agent hereunder and under the other Loan Documents or (e) the timely payment of the principal of or interest on the Loans, the LC Disbursements or other amounts payable in connection therewith. “Money Market Borrowing” shall have the meaning assigned to such term in Section 2.03(b) hereof. “Money Market Loan Limit” shall have the meaning assigned to such term in Section 2.03(c)(ii) hereof. “Money Market Loans” shall mean the loans provided for by Section 2.03 hereof. “Money Market Notes” shall mean the promissory notes, if any, executed and delivered pursuant to Section 2.08(c) or 2.08(f) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. “Money Market Quotation Date” shall have the meaning specified in Section 2.03(b)(v) hereof.

- 18 - Credit Agreement [[3502063]] “Money Market Quote” shall mean an offer in accordance with Section 2.03(c) hereof by a Bank to make a Money Market Loan with one single specified interest rate. “Money Market Quote Request” shall have the meaning assigned to such term in Section 2.03(b) hereof. “Moody’s” shall mean Moody’s Investors Service, Inc. “Moody’s Rating” shall mean, at any time, the then current rating by Moody’s of the Index Debt. “Multicurrency Bank” shall mean the Persons listed on Annex 1 hereto as having Multicurrency Commitments and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or other instrument that provides for it to assume a Multicurrency Commitment or to acquire Multicurrency Credit Exposure, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Multicurrency Commitment” shall mean, with respect to each Multicurrency Bank, the commitment of such Multicurrency Bank to make Syndicated Loans, and to acquire participations in Letters of Credit, denominated in Dollars and in Agreed Foreign Currencies hereunder, expressed as an amount representing the maximum aggregate amount of such Bank’s Multicurrency Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.04 hereof, (b) increased from time to time pursuant to Section 2.10 hereof and (c) reduced or increased from time to time pursuant to assignments by or to such Bank pursuant to Section 11.06 hereof. The initial amount of each Bank’s Multicurrency Commitment is set forth on Annex 1 hereto, or in the Assignment and Assumption or other instrument pursuant to which such Bank shall have assumed its Multicurrency Commitment, as applicable. As of the Effective Date, the aggregate amount of the Multicurrency Banks’ Multicurrency Commitments is $1,000,000,000. “Multicurrency Credit Exposure” shall mean, with respect to any Multicurrency Bank at any time, the sum of the outstanding principal amount of such Multicurrency Bank’s Syndicated Loans and its LC Exposure at such time made or incurred under the Multicurrency Commitments. “Multicurrency LC Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit issued under the Multicurrency Commitments at such time plus (b) the aggregate amount of all LC Disbursements in respect of such Letters of Credit that have not yet been reimbursed by or on behalf of any Borrower at such time. The Multicurrency LC Exposure of any Bank at any time shall be its Applicable Multicurrency Percentage of the total Multicurrency LC Exposure at such time. “Multiemployer Plan” shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any of its ERISA Affiliates and that is covered by Title IV of ERISA. “Non-Defaulting Banks” shall mean any Bank that is not a Defaulting Lender.

- 19 - Credit Agreement [[3502063]] “Notes” shall mean, collectively, the Syndicated Notes and the Money Market Notes. “Other Connection Taxes” shall mean, with respect to the Administrative Agent, any Bank, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Company or any Subsidiary Borrower, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under, from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.06). “Participant” shall have the meaning assigned to such term in Section 11.06(c) hereof. “Participant Register” has the meaning set forth in Section 11.06(c) hereof. “Participating Member State” shall mean any member state of the European Community that adopts or has adopted the euro as its lawful currency in accordance with the legislation of the European Union relating to the European Monetary Union. “Payor” shall have the meaning assigned to such term in Section 4.06 hereof. “PBGC” shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Person” shall mean any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof). “Plan” shall mean an employee benefit or other plan established or maintained by the Company or any of its ERISA Affiliates and that is covered by Title IV of ERISA, other than a Multiemployer Plan. “Platform” shall have the meaning assigned such term in Section 11.02(d) hereof. “Post-Default Rate” shall mean a rate per annum equal to 2% plus the Base Rate as in effect from time to time; provided that, with respect to principal of a Fixed Rate Loan that shall become due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) on a day other than the last day of the Interest Period therefor, the “Post-Default Rate” shall be a rate per annum equal to, for the period from and including such

- 20 - Credit Agreement [[3502063]] due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02 hereof and, thereafter, the rate provided for above in this definition. “Pounds Sterling” shall mean the lawful currency of England. “Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Principal Financial Center” shall mean, in the case any Currency, the principal financial center where such Currency is cleared and settled, as determined by the Administrative Agent. “Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Proposed Bank” shall have the meaning assigned to such term in Section 5.06 hereof. “Protesting Bank” shall have the meaning assigned to such term in Section 11.13 hereof. “Quarterly Dates” shall mean the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the Effective Date. “Quotation Date” shall mean, for any Interest Period, (a) for Dollars or any Agreed Foreign Currency other than Pounds Sterling, the date two Business Days prior to the commencement of such Interest Period and (b) for Pounds Sterling, the first day of such Interest Period, provided that if market practice differs in the relevant interbank market for any currency, the “Quotation Date” for such currency shall be determined by the Administrative Agent in accordance with market practice in the relevant interbank market (and if quotations would normally be given by leading banks in the relevant interbank market on more than one date, the “Quotation Date” shall be the last of such days). “RBS” shall mean The Royal Bank of Scotland plc, and its successors. “Reference Banks” shall mean JPMCB, The Royal Bank of Scotland plc and any other Bank (if any) selected by the Company for this purpose (with the consent of the Administrative Agent (such consent not to be unreasonably withheld) and such other Bank) (or their respective Applicable Lending Offices, as the case may be). “Register” has the meaning set forth in Section 11.06(b) hereof. “Regulations D, U and X” shall mean, respectively, Regulations D, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

- 21 - Credit Agreement [[3502063]] “Regulatory Change” shall mean the occurrence, after the date of this Agreement or (with respect to any Bank) such later date on which such Bank becomes a party to this Agreement, of: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. “Replacement Bank” shall have the meaning assigned to such term in Section 2.14 hereof. “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Relevant Jurisdiction” shall mean, with respect to any Borrower or Subsidiary, the jurisdiction of its organization. “Required Payment” shall have the meaning assigned such term in Section 4.06 hereof. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “Sanctioned Country” shall mean, at any time, a country or territory which itself is the subject of any Sanctions (which countries and territories are as of the date hereof Cuba, Iran, North Korea, Sudan and Syria). “Screen Rate” shall mean, in respect of the Eurocurrency Rate for any Interest Period, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in the applicable currency with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently Reuters Screen Page LIBOR01 or LIBOR02) (or, in the event such rate does not appear on such page of the Reuters screen, on any successor or substitute page on such screen that displays such rate, or, in the absence of any such page, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion).

- 22 - Credit Agreement [[3502063]] “SEC” shall mean the Securities and Exchange Commission or any governmental authority succeeding to its principal functions. “Securitization Transaction” shall mean, any sale or sales of any accounts receivable, general intangibles, chattel paper or other financial assets and related rights and assets of the Company and/or any of its Subsidiaries (including revolving sales of such assets), and financing secured by the assets so sold. The “amount” or “principal amount” of any Securitization Transaction shall be deemed to mean the aggregate amount paid to the Company and its Subsidiaries in respect of such transactions, as the same may be reduced from time to time by the amount of such payments attributable to sold assets that have been collected or that have been written off as uncollectible. “Second Currency” shall have the meaning assigned to such term in Section 11.14 hereof. “SPC” shall have the meaning specified in Section 11.06(b) hereof. “Specified Currency” shall have the meaning assigned to such term in Section 11.14 hereof. “Specified Place” shall have the meaning assigned to such term in Section 11.14 hereof. “Standard & Poor’s” shall mean Standard & Poor’s Ratings Services. “Standard & Poor’s Rating” shall mean, at any time, the then current rating by Standard & Poor’s of the Index Debt. “Subsidiary” shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. “Subsidiary Borrower” shall mean each Subsidiary of the Company that is listed on the signature pages hereof under the caption “SUBSIDIARY BORROWERS” and each other Subsidiary of the Company that shall become a Subsidiary Borrower pursuant to Section 11.13 hereof, so long as such Subsidiary shall remain a Subsidiary Borrower hereunder. As of the Effective Date, there are no Subsidiary Borrowers party hereto. “Subsidiary Borrower Designation” shall mean a Subsidiary Borrower Designation entered into by the Company and a Subsidiary of the Company pursuant to Section 11.13(a) hereof, pursuant to which such Subsidiary shall (subject to the terms and conditions of Section 11.13 hereof) be designated as a Borrower, substantially in the form of Exhibit F hereto or any other form approved by the Administrative Agent.

- 23 - Credit Agreement [[3502063]] “Subsidiary Borrower Loan Documents” shall have the meaning set forth in Section 7.12(b) hereof. “Subsidiary Borrower Termination Notice” shall have the meaning set forth in Section 11.13(c) hereof. “Syndicated”, when used in reference to any Loan, refers to whether such Loan is made pursuant to Section 2.01 hereof. “Syndicated Loans” shall mean the loans provided for by Section 2.01 hereof, which may be Base Rate Loans and/or Eurocurrency Loans. “Syndicated Notes” shall mean the promissory notes, if any, executed and delivered pursuant to Section 2.08(b) or 2.08(f) hereof and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time. “Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other similar charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Total Adjusted Debt” shall mean, at any time, the total Indebtedness of the Company and its Subsidiaries as reflected on the Company’s consolidated balance sheet in accordance with GAAP at such time minus the Captive Finance Debt at such time. “Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans and the issuance of Letters of Credit hereunder. “Type” shall have the meaning assigned to such term in Section 1.04 hereof. “Underlying Instruments” shall have the meaning assigned to such term in Section 12.02 hereof. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.05(e)(ii)(B)(3). “Wholly-Owned Domestic Subsidiary” shall mean any Domestic Subsidiary which is also a Wholly-Owned Subsidiary of the Company. “Wholly-Owned Subsidiary” shall mean, with respect to any Person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing 100% of the equity or ordinary voting power (other than directors’ qualifying shares) or, in the case of a partnership, 100% of the general partnership interests are, as of such date, directly or indirectly owned, controlled or held by such

- 24 - Credit Agreement [[3502063]] Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person. 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. 1.03. Accounting Terms and Determinations. (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall (unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in Section 1.03(b) hereof) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder (which, prior to the delivery of the first financial statements under Section 8.01 hereof, shall mean the audited financial statements as at December 31, 2013, referred to in Section 7.02 hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Banks pursuant to Section 8.01 hereof (or, prior to the delivery of the first financial statements under Section 8.01 hereof, used in the preparation of the audited financial statements as at December 31, 2013, referred to in Section 7.02 hereof) unless (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Banks shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial

- 25 - Credit Agreement [[3502063]] statements delivered under Section 8.01 hereof, shall mean the audited financial statements referred to in Section 7.02 hereof). (b) The Company shall deliver to the Banks at the same time as the delivery of any of its annual or quarterly financial statements under Section 8.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of Section 1.03(a) hereof and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof. 1.04. Classes and Types of Loans. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Syndicated Loan” (which may be issued under the Dollar Commitments or the Multicurrency Commitments) or “Money Market Loan”) or by Type (e.g., a “Base Rate Loan”, a “Eurocurrency Loan”, an “Absolute Rate Loan” or a “LIBOR Market Loan”). Loans may also be identified by Currency. 1.05. Currencies; Currency Equivalents. (a) At any time, any reference in the definition of the term “Agreed Foreign Currency” or in any other provision of this Agreement to the Currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the date hereof. Except as provided in Section 2.12 hereof and the last sentence of Section 4.01(a) hereof, for purposes of determining (i) whether the amount of any Loan or LC Exposure, together with all other Loans and LC Exposures then outstanding or to be borrowed (in the case of such other Loans) at the same time as such Loan, would exceed the aggregate amount of the Commitments of any Class, (ii) the aggregate unutilized amount of the Commitments of any Class and (iii) the outstanding aggregate principal amount of Loans or the aggregate amount of LC Exposures, the outstanding principal amount of any Loan or the amount of any LC Exposure that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount of the Foreign Currency of such Loan or such LC Exposure determined as of the first day of the then current Interest Period for such Loan or as of the later of the date of issuance of the applicable Letter of Credit and the most recent day that is the First Business Day of a calendar month on which such Letter of Credit shall have been outstanding. Wherever in this Agreement in connection with a borrowing or Loan or Loans an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing or Loan or Loans is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Foreign Currency). (b) Each obligation hereunder of any party hereto that is denominated in a Currency of a country that is not a Participating Member State on the date hereof shall, effective from the date on which such country becomes a Participating Member State, be redenominated in euro in accordance with the legislation of the European Union applicable to the European Monetary Union; provided that, if and to the extent that any such legislation provides that any such obligation of any such party payable within such Participating Member State by crediting an account of the creditor can be paid by the debtor either in euro or such Currency, such party

- 26 - Credit Agreement [[3502063]] shall be entitled to pay or repay such amount either in euro or in such Currency. If the basis of accrual of interest or fees expressed in this Agreement with respect to an Agreed Foreign Currency of any country that becomes a Participating Member State after the date on which such currency becomes an Agreed Foreign Currency shall be inconsistent with the principal convention or practice in the interbank market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such country becomes a Participating Member State (and the Administrative Agent shall give notice thereof to the Company and the Banks); provided that, with respect to any borrowing denominated in such currency that is outstanding immediately prior to such date, such replacement shall take effect at the end of the Interest Period therefor. Without prejudice to the respective liabilities of the Borrowers to the Banks and of the Bank to the Borrowers under or pursuant to this Agreement, each applicable provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time reasonably specify in writing to the Company to be necessary or appropriate to reflect the introduction or changeover to the euro in any country that becomes a Participating Member State after the date hereof. Section 2. Commitments, Loans, Notes and Prepayments. 2.01. Syndicated Loans. Subject to the terms and conditions of this Agreement: (a) each Dollar Bank severally agrees, on the terms and conditions of this Agreement, to make loans to the Company and the Domestic Subsidiary Borrowers in Dollars during the Availability Period in an aggregate principal amount that that will not result in (i) such Dollar Bank’s Dollar Credit Exposure exceeding its Dollar Commitment and (ii) the aggregate Dollar Credit Exposure of all of the Dollar Banks exceeding the aggregate Dollar Commitments; and (b) each Multicurrency Bank severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrowers in Dollars or in any Agreed Foreign Currency during the Availability Period in an aggregate principal amount that will not result in (i) such Multicurrency Bank’s Multicurrency Credit Exposure exceeding its Multicurrency Commitment and (ii) the aggregate Multicurrency Credit Exposure of all of the Multicurrency Banks exceeding the aggregate Multicurrency Commitments. Subject to the terms and conditions of this Agreement, during such period the Borrowers may borrow, repay and reborrow Syndicated Loans and during such period and thereafter the applicable Borrower may Convert Loans of one Type that are denominated in Dollars into Loans of another Type that are denominated in Dollars (as provided in Section 2.09 hereof) or Continue Loans of one Type and Currency as Loans of the same Type and Currency (as provided in Section 2.09 hereof); provided that (a) no more than three separate Interest Periods in respect of Eurocurrency Loans from each Bank may be outstanding at any one time and (b) Syndicated Loans to any Foreign Subsidiary Borrower shall be made as Eurocurrency Loans only. Each Multicurrency Bank at its option may make any Eurocurrency Loan to any Borrower by causing any domestic or foreign branch or Affiliate of such Bank to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

- 27 - Credit Agreement [[3502063]] 2.02. Borrowings of Syndicated Loans. A Borrower shall give the Administrative Agent notice of each borrowing by such Borrower hereunder as provided in Section 4.05 hereof, and the Administrative Agent shall promptly communicate each notice so received to each applicable Bank. Not later than 1:00 p.m. Local Time on the date specified for each borrowing of Syndicated Loans of a Class hereunder (or, in the case of a borrowing of Base Rate Loans for which notice is provided on the proposed date of borrowing, not later than the later of 11:30 a.m., Local Time, and 2-1/2 hours after receipt of such notice), each applicable Bank shall make available the amount of the Syndicated Loan or Loans of such Class to be made by it on such date to the Administrative Agent’s Account, in immediately available funds and in the relevant Currency, for account of the applicable Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the applicable Borrower by depositing the same, in immediately available funds, in an account of such Borrower designated by it and maintained with JPMCB or otherwise by remitting the same to any other account of such Borrower in accordance with its instructions. 2.03. Competitive Bid Option. (a) In addition to borrowings of Syndicated Loans, at any time prior to the Commitment Termination Date the Company may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Loans to the Company in Dollars. The Banks may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03. Money Market Loans may be LIBOR Market Loans or Absolute Rate Loans, provided that: (i) there may be no more than fifteen different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term “Interest Period” shall be deemed to be different Interest Periods even if they are coterminous); and (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans and the LC Exposure, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time. (b) When the Company wishes to request offers to make Money Market Loans, it shall give the Administrative Agent (which shall promptly notify the Banks) notice (a “Money Market Quote Request”) so as to be received no later than 11:00 a.m. New York time on (x) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a LIBOR Auction or (y) one Business Day prior to the date of borrowing proposed therein, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Company and the Administrative Agent, with the consent of the Majority Banks, may agree). The Company may request offers to make Money Market Loans for up to three different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term “Interest Period” shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate borrowing (a “Money Market

- 28 - Credit Agreement [[3502063]] Borrowing”). Each such notice shall be substantially in the form of Exhibit C hereto and shall specify as to each Money Market Borrowing: (i) the proposed date of such borrowing, which shall be a Business Day; (ii) the aggregate amount of such Money Market Borrowing, which shall be at least $15,000,000 (or a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.03(a) hereof to be violated; (iii) the duration of the Interest Period applicable thereto; (iv) whether the Money Market Quotes requested for a particular Interest Period are seeking quotes for LIBOR Market Loans or Absolute Rate Loans; and (v) if the Money Market Quotes requested are seeking quotes for Absolute Rate Loans, the date on which the Money Market Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Money Market Quotes are to be submitted is called the “Money Market Quotation Date”). Except as otherwise provided in this Section 2.03(b), no Money Market Quote Request shall be given within five Business Days (or such other number of days as the Company and the Administrative Agent, with the consent of the Majority Banks, may agree) of any other Money Market Quote Request. (c) (i) Each Bank may submit one or more Money Market Quotes, each constituting an offer to make a Money Market Loan in response to any Money Market Quote Request; provided that, if the Company’s request under Section 2.03(b) hereof specified more than one Interest Period, such Bank may make a single submission containing one or more Money Market Quotes for each such Interest Period. Each Money Market Quote must be submitted to the Administrative Agent not later than (x) 2:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 10:00 a.m. New York time on the Money Market Quotation Date, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Company and the Administrative Agent, with the consent of the Majority Banks, may agree); provided that any Money Market Quote may be submitted by JPMCB (or its Applicable Lending Office) only if JPMCB (or such Applicable Lending Office) notifies the Company of the terms of the offer contained therein not later than (x) 1:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 9:45 a.m. New York time on the Money Market Quotation Date, in the case of an Absolute Rate Auction. Subject to Sections 5.02(b), 5.03, 6.02 and 9 hereof, any Money Market Quote so made shall be irrevocable except with the consent of the Administrative Agent given on the instructions of the Company. (ii) Each Money Market Quote shall be substantially in the form of Exhibit D hereto and shall specify: (A) the proposed date of borrowing and the Interest Period therefor; (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount shall be at least $15,000,000 (or

- 29 - Credit Agreement [[3502063]] a larger multiple of $1,000,000); provided that the aggregate principal amount of all Money Market Loans for which a Bank submits Money Market Quotes (x) may be greater or less than the Commitment of such Bank but (y) may not exceed the principal amount of the Money Market Borrowing for a particular Interest Period for which offers were requested; (C) in the case of a LIBOR Auction, the margin above or below the applicable Eurocurrency Rate (the “LIBO Margin”) offered for each such Money Market Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable Eurocurrency Rate; (D) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Money Market Loan (the “Absolute Rate”); and (E) the identity of the quoting Bank. Unless otherwise agreed by the Administrative Agent and the Company, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request and, in particular, no Money Market Quote may be conditioned upon acceptance by the Company of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made, provided that the submission by any Bank containing more than one Money Market Quote may be conditioned on the Company not accepting offers contained in such submission that would result in such Bank making Money Market Loans pursuant thereto in excess of a specified aggregate amount (the “Money Market Loan Limit”). (d) The Administrative Agent shall (x) in the case of an Absolute Rate Auction, as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:15 a.m. New York time on the Money Market Quotation Date) or (y) in the case of a LIBOR Auction, by 4:00 p.m. New York time on the day a Money Market Quote is submitted, notify the Company of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) hereof and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent’s notice to the Company shall specify (A) the aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and LIBO Margins or Absolute Rates, as the case may be, so offered by each Bank (identifying the Bank that made each Money Market Quote). (e) Not later than 11:00 a.m. New York time on (x) the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) the Money Market Quotation Date, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Company and the Administrative Agent, with the consent of the Majority Banks,

- 30 - Credit Agreement [[3502063]] may agree), the Company shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) hereof (which notice shall specify the aggregate principal amount of offers from each Bank for each Interest Period that are accepted, it being understood that the failure of the Company to give such notice by such time shall constitute nonacceptance) and the Administrative Agent shall promptly notify each affected Bank. The notice from the Administrative Agent shall also specify the aggregate principal amount of offers for each Interest Period that were accepted and the lowest and highest LIBO Margins and Absolute Rates that were accepted for each Interest Period. The Company may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part shall be at least $5,000,000 or a larger multiple of $1,000,000); provided that: (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request; (ii) the aggregate principal amount of each Money Market Borrowing shall be at least $15,000,000 (or a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.03(a) hereof to be violated; (iii) acceptance of offers may, subject to clause (v) below, be made only in ascending order of LIBO Margins or Absolute Rates, as the case may be, in each case beginning with the lowest rate so offered; (iv) the Company may not accept any offer where the Administrative Agent has advised the Company that such offer fails to comply with Section 2.03(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a) hereof); and (v) the aggregate principal amount of each Money Market Borrowing from any Bank may not exceed any applicable Money Market Loan Limit of such Bank. The Company may accept offers made by two or more Banks with the same LIBO Margins or Absolute Rates, as the case may be, in part, provided that the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Company among such Banks as nearly as possible (in amounts of at least $5,000,000 or larger multiples of $1,000,000) in proportion to the aggregate principal amount of such offers. Determinations by the Company of the amounts of Money Market Loans shall be conclusive in the absence of manifest error. (f) Any Bank whose offer to make any Money Market Loan has been accepted in accordance with the terms and conditions of this Section 2.03 shall, not later than 1:00 p.m. New York time on the date specified for the making of such Loan, make the amount of such Loan available to the Administrative Agent at an account designated by the Administrative Agent, in immediately available funds, for account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company designated by the Company and maintained with JPMCB at its principal office in New York, New York.

- 31 - Credit Agreement [[3502063]] (g) Except for the purpose and to the extent expressly stated in Section 2.04(b) hereof, the amount of any Money Market Loan made by any Bank shall not constitute a utilization of such Bank’s Commitment. 2.04. Changes of Commitments. (a) The aggregate amount of the Commitments shall be automatically reduced to zero on the Commitment Termination Date. (b) The Company shall have the right at any time or from time to time (i) so long as no Syndicated Loans or Money Market Loans or Letters of Credit are outstanding, to terminate the Commitments and (ii) to reduce the aggregate unused amount of the Commitments of either Class (for which purpose use of the Commitments of a Class shall be deemed to include the aggregate principal amount of all Money Market Loans made by any Bank of such Class); provided that (x) the Company shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to $15,000,000 (or whole multiples thereof) or the unused amount of the Commitments. (c) The Commitments once terminated or reduced may not be reinstated. 2.05. Certain Fees. (a) Facility Fee. The Company shall pay to the Administrative Agent for account of each Bank a facility fee on the daily amount of such Bank’s Commitment (whether used or unused), for the period from and including the Effective Date to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to the Applicable Rate; provided that if such Bank shall have any outstanding Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Bank’s Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Bank ceases to have any Credit Exposure. Accrued facility fees shall be payable in Dollars in arrears on each Quarterly Date, commencing on the first such date to occur after the Effective Date, and on the earlier of the date on which the Commitments are terminated and the Commitment Termination Date; provided that any facility fee accruing after the date on which the Commitments terminate shall be payable on demand. (b) Letter of Credit Fees. The Company agrees to pay (i) to the Administrative Agent for account of each Bank a participation fee with respect to its participations in Letters of Credit of each Class, which shall accrue at a rate per annum equal to the Applicable Rate on the average daily amount of such Bank’s LC Exposure of such Class (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Bank’s Commitment of such Class terminates and the date on which such Bank ceases to have any LC Exposure of such Class, and (ii) to the respective Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) in respect of Letters of Credit issued by such Issuing Bank during the period from and including the Effective Date to but excluding the

- 32 - Credit Agreement [[3502063]] later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder, which shall be payable in Dollars or the Currency of such Letter of Credit as separately agreed upon between the Company and such Issuing Bank. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable with respect to Letters of Credit of a Class on the date on which the Commitments of such Class terminate and any such fees accruing after the date on which such Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after demand. 2.06. Lending Offices. The Loans of each Type and Currency made by each Bank shall be made and maintained at such Bank’s Applicable Lending Office for Loans of such Type and Currency. 2.07. Several Obligations; Remedies Independent. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any Bank nor the Administrative Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank, and (except as otherwise provided in Section 4.06 hereof) no Bank shall have any obligation to the Administrative Agent or any other Bank for the failure by such Bank to make any Loan required to be made by such Bank. The amounts payable by any Borrower at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes. 2.08. Evidence of Debt. (a) Each Bank shall maintain, in accordance with its usual practice, records evidencing the indebtedness of each Borrower to such Bank hereunder, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder. The Administrative Agent shall maintain records in which it shall record (i) the amount and Currency of each Loan made hereunder, the applicable Borrower to which such Loan was made, the Class and Type thereof and each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from any Borrower to each Bank hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for account of the Banks and each Bank’s share thereof; provided that the failure of any Bank or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of each applicable Borrower to repay the Loans in accordance with the terms of this Agreement. (b) Any Bank may request that the Syndicated Loans made by such Bank to any Borrower shall be evidenced by a single promissory note of such Borrower, substantially in the form of Exhibit A-1 hereto, payable to such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

- 33 - Credit Agreement [[3502063]] (c) Any Bank may request that the Money Market Loans made by such Bank to the Company shall be evidenced by a single promissory note of the Company, substantially in the form of Exhibit A-2 hereto, payable to such Bank and otherwise duly completed. (d) The date, amount, Type, Currency, interest rate and duration of Interest Period of each Loan of each Class made by each Bank to any Borrower, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of the Note evidencing the Loans of such Class held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof; provided that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of each applicable Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans. (e) No Bank shall be entitled to have its Notes (if any) substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with (x) a permitted assignment of all or any portion of such Bank’s Commitment, Loans and Notes pursuant to Section 11.06 hereof or (y) an increase in such Bank’s Commitment pursuant to Section 2.10 hereof (and, if requested by any Bank, the Company agrees so to exchange any Note). (f) Any Additional Bank may request that any Syndicated Loans or Money Market Loans made by such Additional Bank to any Borrower shall each be evidenced by a single promissory note of such Borrower, substantially in the forms of Exhibits A-1 and A-2 hereto, respectively, dated the effective date of such Additional Banks’ Commitment, and otherwise complying with paragraphs (b) and (c) of this Section 2.08, respectively. (g) Any Bank that ceases to be a Bank pursuant to Section 5.06 hereof shall promptly return its Notes (if any) to the Company after termination of its Commitment and payment to it of all principal and interest owing to it hereunder and under its Notes. 2.09. Optional Prepayments and Conversions or Continuations of Loans. (a) Subject to Sections 4.04 and 5.04 hereof, each Borrower shall have the right to prepay Syndicated Loans or to Convert Syndicated Loans of one Type that are denominated in Dollars into Syndicated Loans of another Type that are denominated in Dollars or Continue Syndicated Loans of one Type and Currency as Syndicated Loans of the same Type and Currency, at any time or from time to time, provided that: (a) the applicable Borrower shall give the Administrative Agent notice of each such prepayment or Conversion or Continuation as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (b) a Syndicated Loan of a Class may only be Continued as, or Converted to, a Syndicated Loan of the same Class; (c) a Syndicated Loan denominated in one Currency may not be Continued as, or Converted to, a Syndicated Loan in a different Currency; (d) a Syndicated Loan denominated in a Foreign Currency may not be Converted to a Loan of a different Type; and (e) no Syndicated Loan denominated in a Foreign Currency may be Continued if, after giving effect thereto, the sum of the aggregate Multicurrency Credit Exposure of all of the Multicurrency Banks would exceed the aggregate Multicurrency Commitments at such time.

- 34 - Credit Agreement [[3502063]] (b) No Money Market Loan may be prepaid without the consent of the Bank holding such Money Market Loan. (c) Notwithstanding the foregoing provisions of this Section 2.09, and without limiting the rights and remedies of the Banks under Section 9 hereof, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Banks or, with respect to any Loan denominated in any Foreign Currency, the Majority Multicurrency Banks, shall) (i) suspend the right of the Borrowers to Convert any Loan denominated in Dollars into a Eurocurrency Loan, or to Continue any Loan denominated in Dollars as a Eurocurrency Loan, in which event all Loans denominated in Dollars shall be Converted (on the last day of the respective Interest Period therefor) or Continued, as the case may be, as Base Rate Loans and/or (ii) suspend the right of the Company to have any Loan denominated in a Foreign Currency to have an Interest Period of more than one month’s duration. 2.10. Increase in Commitments. (a) The Company shall have the right from time to time to effect an increase in the aggregate amount of the Commitments of a Class by adding as a Bank with a new Commitment of such Class any Person which is not then a Bank (each an “Additional Bank”) and/or by having a Bank increase its Commitments of such Class hereunder (each an “Increasing Bank”); provided that each Bank participating in such increase (including each such Person that shall become a new Bank in connection therewith) shall be subject to the consent of the Administrative Agent and each Issuing Bank to the extent and on the same terms such consent would be required under Section 11.06(b) in connection with an assignment to such Bank or Person. (b) Notwithstanding the foregoing, no increase in the aggregate Commitments pursuant to this Section 2.10 shall be effective unless: (i) each Additional Bank shall have entered into an agreement in form and substance satisfactory to the Company and the Administrative Agent pursuant to which such Additional Bank shall undertake a Commitment of the relevant Class (and upon the effectiveness thereof such Additional Bank shall be a “Bank” for all purposes of this Agreement) and each Increasing Bank shall have entered into an agreement in form and substance satisfactory to the Company and the Administrative Agent pursuant to which such Increasing Bank shall agree to increase its Commitment of a Class (and upon the effectiveness thereof such Bank’s Commitment of such Class shall be so increased); (ii) the Company shall have given the Administrative Agent notice of such increase at least three Business Days prior to the proposed effective date for such increase (the “Commitment Increase Date”); (iii) after giving effect to such increase, the aggregate Commitments shall not exceed $1,500,000,000; (iv) no Bank’s Commitment shall be increased without the prior express written consent of such Bank;

- 35 - Credit Agreement [[3502063]] (v) no Default shall have occurred and be continuing immediately prior to such increase on the relevant Commitment Increase Date; and (vi) the Banks shall have received evidence of the corporate authority of the Borrowers with respect to such increase and opinions of counsel as the Administrative Agent may reasonably request. (c) On the relevant Commitment Increase Date, arrangements satisfactory to the Company and the Administrative Agent shall be implemented such that any outstanding Syndicated Loans shall be held by the Lenders ratably in accordance with their Applicable Percentages after giving effect to such increase. 2.11. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01 hereof, (i) the Company and any Domestic Subsidiary Borrower may request any Issuing Bank to issue, at any time and from time to time during the Availability Period under the Dollar Commitments, Letters of Credit denominated in Dollars for the account of the Company or such Domestic Subsidiary Borrower, as the case may be, and (ii) any Borrower may request any Issuing Bank to issue, at any time and from time to time during the Availability Period under the Multicurrency Commitments, Letters of Credit denominated in Dollars or any Agreed Foreign Currency for the account of such Borrower, in each case in such form as is acceptable to such Issuing Bank in its reasonable determination. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Effective Date shall be subject to and governed by the terms and conditions hereof; provided that, notwithstanding anything herein to the contrary, all Existing Letters of Credit shall be deemed issued under the Multicurrency Commitments. Letters of Credit issued hereunder shall constitute utilization of the Commitments. No Issuing Bank shall be under any obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate any law, order, judgment or decree of any Governmental Authority. (b) Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the respective Issuing Bank) to an Issuing Bank selected by it and to the Administrative Agent (reasonably in advance, but in no case less than one Business Day in advance, of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying whether such Letter of Credit is issued under the Dollar Commitments or the Multicurrency Commitments, the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 2.11(d) hereof), the amount and Currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the respective Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions

- 36 - Credit Agreement [[3502063]] of any form of letter of credit application or other agreement submitted by the applicable Borrower to, or entered into by the applicable Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $150,000,000, (ii) the aggregate Dollar Credit Exposure of all of the Dollar Banks shall not exceed the aggregate Dollar Commitments, (iii) the aggregate Multicurrency Credit Exposures of all of the Multicurrency Banks shall not exceed the aggregate Multicurrency Commitments and (iv) the portion of the LC Exposure attributable to Letters of Credit issued by the applicable Issuing Bank will not exceed the LC Commitment of such Issuing Bank. (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the first anniversary of the date of the issuance of such Letter of Credit and (ii) the date that is five Business Days prior to the Commitment Termination Date; provided that any Letter of Credit with a one-year term may provide for automatic renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above). (e) Participations. By the issuance of a Letter of Credit of any Class (or an amendment to a Letter of Credit of any Class increasing the amount thereof) by any Issuing Bank (and, on the Effective Date, in the case of the Existing Letters of Credit), and without any further action on the part of such Issuing Bank or the Banks of such Class, such Issuing Bank hereby grants to each Bank of such Class, and each such Bank hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Bank’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as the case may be, of the aggregate amount available to be drawn under such Letter of Credit. Each Bank acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit of any Class is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any such Letter of Credit, the occurrence and continuance of a Default or reduction or termination of the Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Bank further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as the case may be, of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s Dollar Commitment or Multicurrency Commitment, as applicable, is reduced or increased pursuant to an assignment in accordance with Section 11.06 or otherwise pursuant to this Agreement. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of the respective Issuing Bank, such Bank’s Applicable Percentage of each LC Disbursement made by an Issuing

- 37 - Credit Agreement [[3502063]] Bank promptly upon the request of such Issuing Bank at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the applicable Borrower or at any time after any reimbursement payment is required to be refunded to the applicable Borrower for any reason; provided that none of the Banks of one Class shall have any such obligation in respect of Letters of Credit of another Class. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 hereof with respect to Loans made by such Bank (and Section 2.02 hereof shall apply, mutatis mutandis, to the payment obligations of the Banks), and the Administrative Agent shall promptly pay to the respective Issuing Bank the amounts so received by it from the Banks. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to the next following paragraph, the Administrative Agent shall distribute such payment to the respective Issuing Bank or, to the extent that the Banks have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Banks and such Issuing Bank as their interests may appear. Any payment made by a Bank pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. (f) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such Issuing Bank in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., Local Time, on (i) the Business Day that the applicable Borrower receives notice of such LC Disbursement, if such notice is received prior to 11:00 a.m., Local Time, or (ii) the Business Day immediately following the day that the applicable Borrower receives such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement is not less than $1,000,000 and such Letter of Credit is denominated in Dollars, the applicable Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 hereof that such payment be financed with a Base Rate Loan in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Base Rate Loan. Each payment received hereunder by the Administrative Agent for account of any Issuing Bank in respect of a Letter of Credit shall be paid by the Administrative Agent promptly to such Issuing Bank. If the applicable Borrower in respect of any Letter of Credit fails to make such payment when due and shall not have requested a Base Rate Loan in accordance with Section 2.02 hereof, the Administrative Agent shall notify each Bank of the applicable LC Disbursement, the payment then due from the Company in respect thereof and such Bank’s Applicable Percentage thereof, if any. (g) Obligations Absolute. The obligation of each Borrower to reimburse LC Disbursements as provided in Section 2.11(f) hereof shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Bank under a Letter of Credit against presentation of a draft or other document that does

- 38 - Credit Agreement [[3502063]] not comply with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.11, constitute a legal or equitable discharge of or provide a right of setoff against, such Borrower’s obligations hereunder. Neither the Administrative Agent, the Banks nor any Issuing Bank, nor any of their respective directors, officers, employees or agents, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the respective Issuing Bank or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the respective Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, punitive, or consequential damages, claims in respect of which are hereby waived by the Borrowers and the Banks to the extent permitted by applicable law) suffered by the Borrowers that are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from such Issuing Bank’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. In furtherance of the foregoing and without limiting the generality thereof, the parties hereto expressly agree that: (i) an Issuing Bank may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit; and (ii) an Issuing Bank shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit. (h) Disbursement Procedures. The Issuing Bank for any Letter of Credit shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Bank shall promptly after such examination notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Company of its obligation to reimburse such Issuing Bank and the Banks with respect to any such LC Disbursement. (i) Interim Interest. If the Issuing Bank for any Letter of Credit shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on or before the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Base Rate Loans; provided that, if the applicable Borrower fails to

- 39 - Credit Agreement [[3502063]] reimburse such LC Disbursement when due pursuant to Section 2.11(f) hereof, then the second and third sentences of Section 3.02 hereof shall apply. Interest accrued pursuant to this paragraph shall be for account of such Issuing Bank, except that interest accrued on and after the date of payment by any Bank pursuant to Section 2.11(e) hereof to reimburse such Issuing Bank shall be for account of such Bank to the extent of such payment. (j) Replacement of an Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement between the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Banks of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for account of the replaced Issuing Bank pursuant to Section 2.05(b) hereof. From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to include such successor or any previous Issuing Bank, or such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (k) Reports by Issuing Banks to Administrative Agent. On the Business Day following each Quarterly Date (and/or such other times as the Administrative Agent shall request), each Issuing Bank shall furnish to the Administrative Agent (and, if requested by any Bank, the Administrative Agent shall furnish a copy to such Bank) a report setting forth (i) the issuance and expiration dates, the face amount and Currency, the Class and the applicable account party of each Letter of Credit issued by such Issuing Bank during the most recently completed fiscal quarter (or, if so requested by the Administrative Agent, the most recently completed month), (ii) the aggregate undrawn amount of all Letters of Credit issued by such Issuing Bank that are outstanding as of such date and (iii) the aggregate amount of all LC Disbursements made by such Issuing Bank that have not been reimbursed by or on behalf of the Borrowers prior to such date. (l) Applicability of ISP and UCP. Unless otherwise expressly agreed by an Issuing Bank and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the International Standby Practices (the “ISP”) shall apply to each standby Letter of Credit and (ii) the rules of the Uniform Customs and Practices (the “UCP”) shall apply to each commercial Letter of Credit. 2.12. Mandatory Prepayments in respect of Currency Fluctuations. On the first Business Day of each calendar month (or at such other times as the Majority Multicurrency Banks may request (but not more frequently than once in any rolling three month period)), the Administrative Agent shall determine the aggregate Multicurrency Credit Exposure of all of the Multicurrency Banks (including the Dollar Equivalent of any portion thereof that is denominated in Foreign Currencies). For the purpose of this determination, the outstanding principal amount of any Syndicated Loan or the undrawn face amount of any Letter of Credit that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount in the Foreign Currency of such Loan, as of the relevant determination date. Upon making such

- 40 - Credit Agreement [[3502063]] determination, the Administrative Agent shall promptly notify the Banks and the Company thereof. If on the date of such determination the aggregate Multicurrency Credit Exposures of all of the Multicurrency Banks exceed the aggregate Multicurrency Commitments as then in effect, then, if requested by the Majority Multicurrency Banks (through the Administrative Agent), the Company shall, and shall cause the Subsidiary Borrowers to, prepay the Syndicated Loans under the Multicurrency Commitments (and/or provide cash cover for Multicurrency LC Exposures, as specified in Section 9 hereof) in such amounts as shall be necessary so that after giving effect thereto the aggregate Multicurrency Credit Exposure of all of the Multicurrency Banks do not exceed the aggregate Multicurrency Commitments. Any payment pursuant to this paragraph shall be applied, first, to prepay such Syndicated Loans outstanding and next, to provide cover for Multicurrency LC Exposures. Any such payment shall be accompanied by accrued interest thereon as provided in Section 3.02 hereof and by any amounts payable under Section 5.04 hereof. 2.13. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Lender, then the following provisions shall apply for so long as such Bank is a Defaulting Lender: (a) facility fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.05(a) hereof; (b) the Commitment and Credit Exposure of such Defaulting Lender shall not be included in determining whether all Banks, all affected Banks or the Majority Banks have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 11.04 hereof), except that (i) the Commitment(s) of any Defaulting Lender may not be increased or extended, or the maturity of any of its Loan may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (ii) any amendment, waiver or consent requiring the consent of all the Banks or each affected Bank that by its terms affects any Defaulting Lender more adversely than the other affected Banks shall require the consent of such Defaulting Lender; (c) if any LC Exposure exists at the time a Bank becomes a Defaulting Lender or any time such Bank remains a Defaulting Lender, then: (i) all or any part of such LC Exposure shall be reallocated among the Non- Defaulting Banks in accordance with their respective Applicable Percentages but only to the extent (x) the sum of any Non-Defaulting Bank’s Credit Exposure plus its Applicable Percentage of such Defaulting Lender’s LC Exposure plus the aggregate principal amount of outstanding Money Market Loans made by such Non-Defaulting Bank does not exceed such Non-Defaulting Bank’s Commitment, (y) the sum of all Non-Defaulting Banks’ Credit Exposures plus such Defaulting Lender’s LC Exposure plus the aggregate principal amount of all outstanding Money Market Loans does not exceed the total of all Non-Defaulting Banks’ Commitments and (z) the conditions set forth in Section 6.02 hereof are satisfied at such time (it being understood that such LC Exposure shall not be reallocated after the Commitments are terminated on the Commitment Termination Date);

- 41 - Credit Agreement [[3502063]] (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 9 hereof for so long as such LC Exposure is outstanding; (iii) if the Company cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.13(c), the Company shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.05(b)(i) hereof with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if all or any part of an LC Exposure of such Defaulting Lender shall be reallocated among the Non-Defaulting Banks pursuant to this Section 2.13(c), then the letter of credit fees payable to the Banks pursuant to Section 2.05(b)(i) hereof shall be adjusted in accordance with such Non-Defaulting Banks’ Applicable Percentages; and (v) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.13(c), then, without prejudice to any rights or remedies of any Issuing Bank or any Bank hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.05(b)(i) hereof with respect to such Defaulting Lender’s LC Exposure shall be payable to the relevant Issuing Bank until such LC Exposure is cash collateralized and/or reallocated; (d) so long as any Bank is a Defaulting Lender, no Issuing Bank shall be required to issue, amend, increase, renew or extend any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the Non-Defaulting Banks and/or cash collateral will be provided by the Company in accordance with Section 2.13(c) hereof, and participating interests in any such Letter of Credit shall be allocated among Non-Defaulting Banks in a manner consistent with Section 2.13(c)(i) hereof (and Defaulting Lenders shall not participate therein); (e) in the event that the Administrative Agent, the Company and the Issuing Banks each agrees that a Bank which is a Defaulting Lender has adequately remedied all matters that caused such Bank to be a Defaulting Lender, then the LC Exposure of the Banks shall be readjusted to reflect the inclusion of such Bank’s Commitment and on such date such Bank shall purchase at par such of the Loans of the other Banks (other than Money Market Loans) as the Administrative Agent shall determine may be necessary in order for such Bank to hold such Loans in accordance with its Applicable Percentage; and (f) no reallocation pursuant to Section 2.13(c), replacement of a Defaulting Lender pursuant to Section 5.06, nor operation of this Section 2.13, will constitute a waiver or release any claim the Company, any other Borrower, the Administrative Agent, any Issuing Bank or any Bank may have against such Defaulting Lender or (except with respect to Section 2.13(e)) cause such Defaulting Lenders to be a Non-Defaulting Bank.

- 42 - Credit Agreement [[3502063]] 2.14. Extension of Commitments. (a) The Company may, on not more than two occasions during the term of this Agreement, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Banks) not fewer than 30 days and not more than 60 days prior to any anniversary of the date hereof, request that the Banks extend the Commitment Termination Date and the Commitments for an additional period of one year. Each Bank shall, by notice to the Company and the Administrative Agent given not later than the 20th day after the date of the Administrative Agent’s receipt of the Company’s extension request, advise the Company whether or not it agrees to the requested extension (each Bank agreeing to a requested extension being called a “Consenting Bank” and each Bank declining to agree to a requested extension being called a “Declining Bank”). Any Bank that has not so advised the Company and the Administrative Agent by such day shall be deemed to have declined to agree to such extension and shall be a Declining Bank. If Banks, including any Replacement Bank, constituting Majority Banks shall have agreed to an extension request, then the Commitment Termination Date shall, as to the Consenting Banks, be extended to the first anniversary of the Commitment Termination Date theretofore in effect. The decision to agree or withhold agreement to any Commitment Termination Date extension shall be at the sole discretion of each Bank. The Commitment of any Declining Bank shall terminate on the Commitment Termination Date in effect as to such Bank prior to giving effect to any such extension (such Commitment Termination Date being called the “Existing Commitment Termination Date”). The principal amount of any outstanding Loans made by Declining Banks, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the accounts of such Declining Banks hereunder, shall be due and payable on the applicable Existing Commitment Termination Date, and on the Existing Commitment Termination Date the Borrowers shall also make such other prepayments of the Loans and cash collateralization of outstanding Letters of Credit as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, Declining Banks pursuant to this sentence, the aggregate Dollar Credit Exposures and Multicurrency Credit Exposures shall not exceed the aggregate Dollar Commitments and Multicurrency Commitments, respectively. The Company shall have the right at any time prior to or on any Existing Commitment Termination Date, to replace a Declining Bank with a Bank or other financial institution that will agree to a request for the extension of the Commitment Termination Date (a “Replacement Bank”), and any such Replacement Bank shall for all purposes constitute a Consenting Bank, and upon extension of the Commitment Termination Date, be a “Bank” for all purposes under this Agreement (subject to the restrictions contained in Section 11.06(b)), provided that any replacement of a Declining Bank prior to any Existing Commitment Termination Date shall be in accordance with the provisions of Section 5.06 hereof. Notwithstanding the foregoing, no extension of the Commitment Termination Date pursuant to this paragraph shall become effective unless (A) the conditions set forth in Sections 6.02(a) and 6.02(b) shall be satisfied (with all references in such paragraphs to the making of a Loan being deemed to be references to such extension) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a senior financial officer of the Company, (B) the Administrative Agent shall have received an opinion of counsel for the Company as to the power and authority of the Company to borrow and perform its obligations hereunder after giving effect to such extension, and (C) all fees and expenses owing in respect of such extension to the Administrative Agent and the Banks shall have been paid.

- 43 - Credit Agreement [[3502063]] (b) If the Commitment Termination Date is extended in accordance with this Section, (i) the Administrative Agent shall record in the Register any Replacement Bank’s information as provided pursuant to an Administrative Questionnaire that shall be executed by such Replacement Bank and delivered to the Administrative Agent on or before the date on which such extension becomes effective (the “Extension Effective Date”), (ii) Annex 1 hereto shall be amended and restated to set forth all Banks (including any Replacement Banks) that will be Banks hereunder (and their respective Dollar Commitments and Multicurrency Commitments) after giving effect to such extension, and the Administrative Agent shall distribute to each Bank (including each Replacement Bank) and each Issuing Bank a copy of such amended and restated Annex 1, (iii) all calculations and payments of interest on the Loans shall take into account the actual Commitments of each Bank and the principal amount outstanding of each Loan made by such Bank during the relevant period of time and (iv) each Bank’s share of the LC Exposure on such date shall automatically be deemed to equal such Bank’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as the case may be, of the Dollar LC Exposure or Multicurrency LC Exposure (such Applicable Dollar Percentage or Applicable Multicurrency Percentage for such Bank to be determined as of such Extension Effective Date in accordance with its Commitment on such date as a percentage of the Commitments on such date) without further action by any party. Section 3. Payments of Principal and Interest. 3.01. Repayment of Loans. (a) Each Borrower hereby promises to pay to the Administrative Agent for account of each Bank the principal of each Syndicated Loan made by such Bank to such Borrower, and each such Syndicated Loan shall mature, on the Commitment Termination Date. (b) The Company agrees to pay to the Administrative Agent for account of each Bank that makes a Money Market Loan the principal of such Money Market Loan, and such Money Market Loan shall mature, on the last day of the Interest Period for such Money Market Loan. 3.02. Interest. Each Borrower hereby promises to pay to the Administrative Agent for account of each Bank interest on the unpaid principal amount of each Loan made to such Borrower by such Bank for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum: (a) if such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Rate; (b) if such Loan is a Eurocurrency Loan, the Eurocurrency Rate for such Loan for the relevant Interest Period therefor plus the Applicable Rate; (c) if such Loan is a LIBOR Market Loan, the Eurocurrency Rate for such Loan for the Interest Period therefor plus (or minus) the LIBO Margin quoted by the Bank making such Loan in accordance with Section 2.03 hereof; and

- 44 - Credit Agreement [[3502063]] (d) if such Loan is an Absolute Rate Loan, the Absolute Rate for such Loan for the Interest Period therefor quoted by the Bank making such Loan in accordance with Section 2.03 hereof. Notwithstanding the foregoing, each Borrower hereby promises to pay to the Administrative Agent for account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan made to such Borrower by such Bank and on any other amount payable by such Borrower hereunder or under the Notes of such Borrower held by such Bank to or for account of such Bank, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) on the last day of the Interest Period therefor and, if such Interest Period is longer than 90 days (in the case of an Absolute Rate Loan) or three months (in the case of a Fixed Rate Loan), at 90-day or three-month intervals, respectively, following the first day of such Interest Period, and (ii) in the case of any Loan, upon the payment or prepayment thereof (but only on the principal amount so paid or prepaid), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Banks to which such interest is payable and to the Company. Section 4. Payments; Pro Rata Treatment; Computations; Etc. 4.01. Payments. (a) Except to the extent otherwise provided herein, all payments of principal, interest, fees and other amounts to be made by the Borrowers under this Agreement and the Notes (including, without limitation, payments of letter of credit fees and reimbursements of LC Disbursements), shall be made in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent’s Account not later than 1:00 p.m. Local Time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day), provided that if a new Loan is to be made by any Bank to any Borrower on a date such Borrower is to repay any principal of an outstanding Loan of such Bank that is denominated in the same Currency, such Bank shall apply the proceeds of such new Loan to the payment of the principal to be repaid and only an amount equal to the difference between the principal to be borrowed and the principal to be repaid shall be made available by such Bank to the Administrative Agent as provided in Section 2.02 hereof or paid by such Borrower to the Administrative Agent pursuant to this Section 4.01, as the case may be. All amounts owing under this Agreement (including facility fees, payments required under Section 5.01 hereof, and payments required under Section 5.04 hereof relating to any Loan denominated in Dollars, but not including (i) principal of, and interest on, any Loan denominated in any Foreign Currency or payments relating to any such Loan required under Section 5.04 hereof, or (ii) any reimbursement obligations in respect of LC Disbursements made pursuant to Letters of Credit denominated in any Foreign Currency, interest on such LC Disbursements and fees required to be paid pursuant to Section 2.05(c) hereof which the applicable Borrower and applicable Issuing Bank have agreed shall be paid in any Foreign Currency (to the extent payable in such Foreign Currency), which in the case of each amount specified in clause (i) and (ii), are payable in such Foreign Currency) or under any other Loan

- 45 - Credit Agreement [[3502063]] Document (except to the extent otherwise provided therein) are payable in Dollars. Notwithstanding the foregoing, if any Borrower shall fail to pay any principal of any Loan when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) or shall fail to pay any reimbursement obligation in respect of any LC Disbursement when due, the unpaid portion of such Loan or reimbursement obligation shall, if such Loan or reimbursement obligation is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, in the case of any such Loan, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof and such principal or reimbursement obligation shall be payable on demand; and if any Borrower shall fail to pay any interest on any Loan that is not denominated in Dollars or on any LC Disbursement made pursuant to a Letter of Credit that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the due date therefor (or, in the case of any such Loan, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand. (b) Any Bank or any Issuing Bank for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of any Borrower with such Bank or such Issuing Bank (with notice to the applicable Borrower, the Company (without duplication) and the Administrative Agent), provided that such Bank’s or such Issuing Bank’s failure to give such notice shall not affect the validity thereof. Notwithstanding the foregoing or anything else to the contrary herein, no Bank or Issuing Bank may debit the account of an Excluded Foreign Subsidiary with respect to any obligation of any other Borrower. (c) The Company shall, at the time of making each payment under this Agreement or any Note for account of any Bank or any Issuing Bank, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans of a Class or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Banks or the relevant Issuing Bank or Issuing Banks, as the case may be, for application in such manner, subject to Section 4.02 hereof, as it or the Majority Banks may determine to be appropriate). Notwithstanding the foregoing or anything else to the contrary herein, no payment made by an Excluded Foreign Subsidiary may be applied or distributed to a Bank or Issuing Bank on account of an obligation of any other Borrower. (d) Each payment received by the Administrative Agent under this Agreement or any Note for account of any Bank shall be paid by the Administrative Agent promptly to such Bank, in immediately available funds and in the Currency in which it was received, for account of such Bank’s Applicable Lending Office for the Loan or other obligation in respect of which such payment is made. (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

- 46 - Credit Agreement [[3502063]] (f) With respect to the payment by any Borrower of any amount denominated in any Foreign Currency made in accordance with Section 4.01(a) hereof, such Borrower shall not be liable to any Bank or any Issuing Bank for any delay, or the consequences of any delay, by the Administrative Agent in the crediting or remitting of any such amount to any Bank or any Issuing Bank. With respect to the payment by the Administrative Agent of any amount denominated in any Foreign Currency, the Administrative Agent shall not be liable to any Borrower, any Bank or any Issuing Bank in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in such Foreign Currency) to the account of any Borrower, any Bank or any Issuing Bank in the Principal Financial Center with respect to such Foreign Currency which the relevant Borrower, such Bank or such Issuing Bank, as the case may be, shall have specified for such purpose. For the purposes of this paragraph, “all relevant steps” means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments in such Foreign Currency. (g) If any Bank shall fail to make any payment required to be made by it pursuant to Section 2.11(e) or (f), 4.06 or 10.05, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received under this Agreement by the Administrative Agent for the account of such Bank and for the benefit of the Administrative Agent or the Issuing Banks to satisfy such Bank’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Bank under such Sections; in the case of each of (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. 4.02. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) each borrowing of Syndicated Loans of a particular Class from the Banks under Section 2.01 hereof shall be made from the Banks of such Class, and each termination or reduction of the amount of the Commitments of a Class under Section 2.04 hereof shall be applied to the respective Commitments of the Banks of such Class, pro rata according to the amounts of their respective Commitments; (b) except as otherwise provided in Section 5.04 hereof, Eurocurrency Loans of a Class having the same Interest Period shall be allocated pro rata among the Banks of such Class according to the amounts of their respective Commitments (in the case of making Eurocurrency Loans) or their respective Eurocurrency Loans having such Interest Period (in the case of Conversions and Continuation of Eurocurrency Loans); (c) each payment or prepayment of principal of Syndicated Loans of a Class by the Borrowers shall be made for account of the Banks of such Class pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans of such Class held by them; (d) each payment of interest on Syndicated Loans of such Class by the Borrowers shall be made for account of the Banks of such Class pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Banks; and (e) each payment of fees under Section 2.05 hereof shall be made for account of the Banks entitled thereto pro rata in accordance with the amounts of such fees then due and payable to the respective Banks. Notwithstanding the foregoing or anything else to the contrary herein (i) the provisions of this Section 4.02 shall not be construed to apply to any payment made to any

- 47 - Credit Agreement [[3502063]] Declining Bank on the Existing Commitment Termination Date applicable to such Declining Bank and (ii) no payment made by an Excluded Foreign Subsidiary shall be applied or distributed to a Bank or Issuing Bank on account of an obligation of any other Borrower. 4.03. Computations. All interest hereunder and fees under Section 2.05 hereof shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate and interest on all Loans denominated in Pounds Sterling shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). 4.04. Minimum Amounts. Except for prepayments made pursuant to Section 5.04 hereof, each borrowing, Conversion and partial prepayment of principal of (x) Base Rate Loans shall be in an aggregate amount at least equal to $1,000,000 or a larger multiple of $1,000,000 (it being understood that reimbursement obligations in respect of LC Disbursements may be financed with Base Rate Loans in amounts that are not in such multiples of $1,000,000) and (y) Eurocurrency Loans shall be in an aggregate amount at least equal to $15,000,000 or a larger multiple of $1,000,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurocurrency Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period), provided that the aggregate principal amount of Eurocurrency Loans having the same Interest Period shall be in an amount at least equal to $15,000,000 or a larger multiple of $1,000,000 and, if any Eurocurrency Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period. 4.05. Certain Notices. Except as otherwise provided in Section 2.03 hereof with respect to Money Market Loans or as provided in this Section 4.05, notices of termination or reductions of the Commitments and of borrowings, Conversions, Continuations and optional prepayments of Loans, of Types of Loans, of the Currency in which Syndicated Loans are to be denominated and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. New York time (or, in the case of any such notice relating to a Syndicated Loan denominated in a Foreign Currency, 11:00 a.m. Local Time, or, in the case of any notice of a borrowing of Base Rate Loan, 1:00 p.m. New York time) on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below: Notice Number of Business Days Prior Termination or reduction of Commitments 3 Borrowing or prepayment of, or Conversion into, Base Rate Loans same day

- 48 - Credit Agreement [[3502063]] Borrowing or prepayment of, Conversion into, Continuation as or duration of Interest Period for, Eurocurrency Loans denominated in Dollars 3 Borrowing or prepayment of, Continuation as or duration of Interest Period for, Eurocurrency Loans denominated in a Foreign Currency 5 Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof), Class and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day); provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as provided in the immediately preceding sentence, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with such sentence. Each such notice of borrowing of Syndicated Loans shall specify the Currency in which such Loans are to be denominated. The Administrative Agent shall promptly notify the Banks of the contents of each such notice. In the event that the applicable Borrower fails to select the Currency of a Syndicated Loan, within the time period and otherwise as provided in this Section 4.05, such Loan will be denominated in Dollars unless such Loan is a Continuation of an existing Eurocurrency Loan denominated in a Foreign Currency, in which case such Syndicated Loan will be a Eurocurrency Loan denominated in such Foreign Currency. In the event that the applicable Borrower fails to select the Type of a Loan denominated in Dollars, or the duration of any Interest Period for any Eurocurrency Loan denominated in Dollars, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurocurrency Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. In the event that the applicable Borrower fails to select the Type of a Syndicated Loan but has selected a Foreign Currency as the Currency for such Loan, within the time period and otherwise as provided in this Section 4.05, such Syndicated Loan will be made as a Eurocurrency Loan denominated in such Foreign Currency. In the event that the applicable Borrower fails to select the duration of any Interest Period for any Eurocurrency Loan denominated in a Foreign Currency, within the time period and otherwise as provided in this Section 4.05, such Borrower will be deemed to have selected an Interest Period of one month’s duration for such Loan. 4.06. Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Bank or a Borrower (the “Payor”) prior to the time on which the Payor is to make payment to the Administrative Agent of (in the case of a Bank) the proceeds of a Loan to be made by such Bank hereunder or (in the case of a Borrower)

- 49 - Credit Agreement [[3502063]] a payment to the Administrative Agent for account of one or more of the Banks hereunder (such payment being herein called the “Required Payment”), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the “Advance Date”) such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows: (i) if the Required Payment shall represent a payment to be made by any Borrower to the Banks, such Borrower and the Banks shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of such Borrower under Section 3.02 hereof to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of such Borrower under Section 3.02 hereof to pay interest at the Post-Default Rate in respect of the Required Payment; and (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Banks to any Borrower, the Payor and such Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by such Borrower of the Required Payment to the Administrative Agent shall not limit any claim such Borrower may have against the Payor in respect of such Required Payment. 4.07. Sharing of Payments, Etc. (a) Each Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker’s lien or counterclaim a Bank or an Issuing Bank may otherwise have, each Bank and each Issuing Bank shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank’s Loans, any unreimbursed LC Disbursements owing to it or any other amount payable to such Bank or such Issuing Bank hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness are then due to such Borrower), in which case it shall promptly notify the Company and the Administrative Agent thereof, provided that such Bank’s or such Issuing Bank’s failure to give such notice shall not affect the validity thereof. Notwithstanding

- 50 - Credit Agreement [[3502063]] the foregoing or anything else to the contrary herein, no Bank or Issuing Bank shall be permitted to set off or apply any deposit or other indebtedness of an Excluded Foreign Subsidiary against an obligation of any other Borrower. (b) If any Bank shall obtain from any Borrower payment of any principal of or interest on any Loan of any Class owing to it or payment of any other amount under this Agreement through the exercise of any right of set-off, banker’s lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans of such Class or such other amounts then due hereunder by the Borrowers to such Bank than the percentage received by any other Bank, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans of such Class or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all of the Banks shall share the benefit of such excess payment (net of any expenses that may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans of such Class or such other amounts, respectively, owing to each of the Banks. To such end all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Notwithstanding the foregoing or anything else to the contrary herein, no payment by an Excluded Foreign Subsidiary shall be used to purchase a participation or direct interest in, or shall otherwise be made in satisfaction of, an obligation of any other Borrower. (c) Each Borrower agrees that any Bank so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans or other amounts (as the case may be) owing to such Bank in the amount of such participation. (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrowers. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim. Section 5. Yield Protection, Etc. 5.01. Additional Costs. (a) The Company shall pay in Dollars directly to each Bank, Issuing Bank or the Administrative Agent, as the case may be, from time to time such amounts as such Bank, Issuing Bank or the Administrative Agent, as the case may be, may reasonably determine to be necessary to compensate it for any costs that such Bank, Issuing Bank or the Administrative Agent, as the case may be, reasonably determines are attributable to its making or maintaining of any Loans or issuing or participating in any Letter of Credit or its obligation to make any Fixed Rate Loans hereunder to any Borrower or to issue or participate in any Letter of Credit, or any reduction in

- 51 - Credit Agreement [[3502063]] any amount received or receivable by such Bank, Issuing Bank or the Administrative Agent hereunder in respect of any of such Loans or Letters of Credit or such obligation to any Borrower (such increases in costs and reductions in amounts received or receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) imposes or modifies any reserve, special deposit or similar requirements (other than, in the case of any Bank for any period as to which the Company is required to pay any amount under paragraph (d) of this Section 5.01, the reserves against “Eurocurrency liabilities” under Regulation D therein referred to) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank or Issuing Bank (including, without limitation, any of such Loans or any deposits referred to in the definitions of “Eurocurrency Rate” in Section 1.01 hereof), or any commitment of such Bank or Issuing Bank (including, without limitation, the Commitment of such Bank hereunder); (ii) subjects any Bank, Issuing Bank or the Administrative Agent to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) in the case of a Bank or an Issuing Bank, imposes any other condition (other than Taxes) affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitment. If any Bank requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Bank (with a copy to the Administrative Agent), suspend the obligation of such Bank thereafter to make or Continue Eurocurrency Loans, or Convert Base Rate Loans into Eurocurrency Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case (x) all such Eurocurrency Loans then outstanding to any Borrower (other than any Foreign Subsidiary Borrower) shall be automatically Converted into Base Rate Loans on the last day(s) of the current Interest Period(s) therefor and (y) all such Eurocurrency Loans then outstanding to any Foreign Subsidiary Borrower shall be prepaid on the last day(s) of the current Interest Period(s) therefor), provided that such suspension shall not affect the right of such Bank to receive the compensation so requested. (b) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication of any other requirement in this Section 5), if any Bank determines that any Regulatory Change regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Bank’s capital or on the capital of such Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by such Banks to a level below that which such Bank or such Bank’s holding company could have achieved but for such Regulatory Change (taking into consideration such Bank’s policies and the policies of such Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Company will pay in Dollars to such Bank such additional amount or amounts as will compensate such Bank or such Bank’s holding company for any such reduction suffered. (c) Each Bank shall notify the Company of any event occurring after the date hereof entitling such Bank to compensation under paragraph (a) or (b) of this Section 5.01 as

- 52 - Credit Agreement [[3502063]] promptly as practicable, but in any event within 45 days, after such Bank obtains actual knowledge thereof; provided that (i) if any Bank fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice and (ii) each Bank will use its reasonable efforts to designate a different Applicable Lending Office for the Loans of such Bank affected by such event if, in the reasonable judgment of such Bank, such designation will avoid the need for, or reduce the amount of, such compensation in the future and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, (except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America). Each Bank will furnish to the Company a certificate setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital or liquidity maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of making or maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis. (d) Without limiting the effect of the foregoing, the Company shall pay in Dollars to each Bank on the last day of each Interest Period for each Fixed Rate Loan to any Borrower (other than any Foreign Subsidiary Borrower) so long as such Bank is maintaining reserves against “Eurocurrency liabilities” under Regulation D (or so long as such Bank is, by reason of any Regulatory Change, maintaining reserves against any other category of liabilities that includes deposits by reference to which the interest rate on Fixed Rate Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Bank that includes any Fixed Rate Loans) an additional amount (determined by such Bank and notified to the Company through the Administrative Agent) equal to the product of the following for each Fixed Rate Loan for each day during such Interest Period: (i) the principal amount of such Fixed Rate Loan outstanding on such day; and (ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Fixed Rate Loan for such Interest Period as provided in this Agreement (less the Applicable Rate) and the denominator of which is one minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Bank on such day minus (y) such numerator; and (iii) 1/360. (e) With respect to any change by a Bank of its Applicable Lending Office or any assignment by a Bank under Section 11.06(b) hereof, the Bank changing such office or assignee Bank (as the case may be) shall not be entitled to any compensation under this Section 5.01 with respect to any Additional Costs resulting from any Regulatory Change that occurred prior to the date of such assignment or such change of office, provided that this Section 5.01(e) shall not

- 53 - Credit Agreement [[3502063]] apply to a change by a Bank of its Applicable Lending Office pursuant to Section 5.01(c) or to an assignment pursuant to a request by the Company under Section 5.06. 5.02. Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurocurrency Rate for any Interest Period: (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits in the relevant Currency referred to in the definition of “Eurocurrency Rate” in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for either Type of Fixed Rate Loans denominated in such Currency as provided herein; or (b) the Majority Banks determine (or any Bank that has outstanding a Money Market Quote with respect to a LIBOR Market Loan determines), which determination shall be conclusive, and notify (or notifies, as the case may be) the Administrative Agent that the relevant rates of interest referred to in the definition of “Eurocurrency Rate” in Section 1.01 hereof upon the basis of which the rate of interest for Eurocurrency Loans denominated in such Currency (or LIBOR Market Loans, as the case may be) for such Interest Period is to be determined are not likely adequately to cover the cost to such Banks (or to such quoting Bank) of making or maintaining Eurocurrency Loans denominated in such Currency or LIBOR Market Loans, as the case may be, for such Interest Period; then the Administrative Agent shall give the Company and each Bank prompt notice thereof and, so long as such condition remains in effect, the Banks (or such quoting Bank) shall be under no obligation to make additional Eurocurrency Loans denominated in such Currency (or the LIBOR Market Loan for which such Money Market Quote was made, as the case may be), to Continue Eurocurrency Loans denominated in such Currency or to Convert Base Rate Loans into Eurocurrency Loans, and the applicable Borrower shall, on the last day of the then current Interest Period for the outstanding Eurocurrency Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.09 hereof. 5.03. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurocurrency Loans (or to make or maintain Eurocurrency Loans denominated in a particular Currency) hereunder (and, in the sole opinion of such Bank, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Bank), then such Bank shall promptly notify the Company thereof (with a copy to the Administrative Agent) and such Bank’s obligation to make or Continue, or to Convert Loans of any Type into, Eurocurrency Loans (or to make or maintain Eurocurrency Loans denominated in a particular Currency, as the case may be) shall be suspended until such time as such Bank may again make and maintain Eurocurrency Loans (Eurocurrency Loans denominated in such Currency) (in which case (x) all such Eurocurrency Loans denominated in such Currency then outstanding to any Borrower (other than any Foreign Subsidiary Borrower) shall be automatically Converted into Base Rate Loans on the last day(s) of the current Interest Period(s) therefor (or on such earlier date as such Bank may specify to the applicable Borrower (with a copy to the Administrative Agent) if such earlier date is required by law) and (y) all such Eurocurrency Loans denominated in such Currency then outstanding to any

- 54 - Credit Agreement [[3502063]] Foreign Subsidiary Borrower shall be prepaid on the last day(s) of the current Interest Period(s) therefor (or on such earlier date as such Bank may specify to the applicable Borrower (with a copy to the Administrative Agent) if such earlier date is required by law)), and such Bank shall no longer be obligated to make any LIBOR Market Loan (or any LIBOR Market Loan denominated in such Currency, as the case may be) that it has offered to make. 5.04. Compensation. The Company shall pay to the Administrative Agent for account of each Bank, upon the request of such Bank through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense that such Bank determines is attributable to: (a) any payment, mandatory or optional prepayment or Conversion of a Fixed Rate Loan or an Absolute Rate Loan made by such Bank to any Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or (b) any failure by any Borrower for any reason other than if a Bank’s obligation to make or Continue Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof (including, without limitation, the failure of any of the conditions precedent specified in Section 6 hereof to be satisfied) to borrow a Fixed Rate Loan or an Absolute Rate Loan (with respect to which, in the case of a Money Market Loan, the Company has accepted a Money Market Quote) from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 2.03(b) hereof or to prepay a Fixed Rate Loan on the date for such prepayment, as specified in the relevant notice of prepayment. Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, not borrowed or not prepaid for the period (the “relevant period”) from the date of such payment, prepayment, failure to borrow or failure to prepay to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein less the Applicable Rate over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Bank would have bid in the London interbank market (if such Loan is a Fixed Rate Loan) or the United States of America secondary certificate of deposit market (if such Loan is an Absolute Rate Loan) for deposits denominated in the Currency of such Loan of leading banks in amounts comparable to such principal amount and with maturities comparable to the relevant period (as reasonably determined by such Bank). 5.05. Taxes. (a) Any and all payments by or on account of each obligation of each Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable law; provided that if any withholding agent shall be required by applicable law (as determined in the good faith discretion of the applicable withholding agent) to deduct or withhold any Taxes from any such payments, then (i) if such Taxes are Indemnified Taxes, the sum payable by the applicable

- 55 - Credit Agreement [[3502063]] Borrower shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.05) the Administrative Agent or the Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall be entitled to make such deductions or withholdings and (iii) such withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. (b) In addition, each Borrower shall timely pay any Other Taxes in respect of such Borrower to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for Other Taxes. (c) Each Borrower shall jointly and severally indemnify the Administrative Agent and each Bank, within 10 days after written demand to such Borrower therefor, for the full amount of any Indemnified Taxes in respect of any Borrower (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.05) payable by, paid by or required to be withheld or deducted from a payment to the Administrative Agent or such Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than penalties and interest resulting from such Person’s gross negligence or willful misconduct), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount (with reasonable supporting details) of such payment or liability delivered to any Borrower by a Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Bank, shall be conclusive absent manifest error. Notwithstanding anything to the contrary in this Agreement, no Excluded Foreign Subsidiary shall indemnify any party with respect to an obligation of any other Borrower. Each Bank shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Bank (or such Bank’s beneficial owner) (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Bank’s failure to comply with the provisions of Section 11.06(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Bank (or such Bank’s beneficial owner), in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Bank by the Administrative Agent shall be conclusive absent manifest error. Each Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by the Administrative Agent to such Bank from any other source against any amount due to the Administrative Agent under this Section 5.05(c). (d) As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 5.05, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental

- 56 - Credit Agreement [[3502063]] Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) (i) Any Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the applicable Borrower and the Administrative Agent, at the time or times reasonably requested by the applicable Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the applicable Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if reasonably requested by the applicable Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the applicable Borrower or the Administrative Agent as will enable the applicable Borrower or the Administrative Agent to determine whether or not such Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.05(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Bank's reasonable judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Bank. (ii) Without limiting the generality of the foregoing, in the event that the applicable Borrower is a U.S. Person, (A) any Bank that is a U.S. Person shall deliver to the applicable Borrower and the Administrative Agent on or prior to the date on which such Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the applicable Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Bank is exempt from U.S. Federal backup withholding tax; (B) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the applicable Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the applicable Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Bank claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W- 8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (2) executed originals of IRS Form W-8ECI;

- 57 - Credit Agreement [[3502063]] (3) in the case of a Foreign Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or (4) to the extent a Foreign Bank is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Bank is a partnership and one or more direct or indirect partners of such Foreign Bank are claiming the portfolio interest exemption, such Foreign Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner; (C) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the applicable Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the applicable Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the applicable Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Bank under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the applicable Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the applicable Borrower or the Administrative Agent as may be necessary for the applicable Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the applicable Borrower and the Administrative Agent in writing of its legal inability to do so.

- 58 - Credit Agreement [[3502063]] (f) If the Administrative Agent or a Bank determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 5.05, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 5.05 with respect to the Taxes giving rise to such refund), net of all reasonable out-of- pocket expenses of the Administrative Agent or such Bank, as the case may be, incurred in connection therewith and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of the Administrative Agent or such Bank, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority, other than any such penalties, interest or other charges attributable to the gross negligence or willful misconduct of the Administrative Agent or such Bank, as applicable) to the Administrative Agent or such Bank in the event the Administrative Agent or such Bank is required to repay such refund to such Governmental Authority. This Section 5.05 shall not be construed to require the Administrative Agent or any Bank to make available its Tax returns (or any other information relating to its Taxes which it deems confidential or proprietary) to any Borrower or any other Person. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent or such Bank be required to pay any amount to any Borrower pursuant to this paragraph (f) the payment of which would place the Administrative Agent or such Bank in a less favorable net after-Tax position than such party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. (g) Each party’s obligations under this Section 5.05 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (h) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrowers and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) this Agreement (and any Note) as not qualifying as a “grandfathered obligation” within the meaning of Section 1.1471- 2(b)(2)(i) of the United States Treasury Regulations. (i) For purposes of this Section 5.05, the term “Bank” includes any Issuing Bank, the term “Foreign Bank” includes any Foreign Issuing Bank and the term “applicable law” includes FATCA. 5.06. Replacement of Banks. If any Bank requests compensation pursuant to Section 5.01, 5.05 or 5.07 hereof, or if any Bank’s obligation to make or Continue Loans of any Type, or to Convert Loans of any Type into the other Type of Loan, shall be suspended pursuant to Section 5.01 or 5.03 hereof, or if any Bank becomes a Defaulting Lender or a Declining Bank (any such Bank requesting such compensation, or whose obligations are so suspended, or which has become a Defaulting Lender or a Declining Bank being herein called an “Affected Bank”), the Company, upon three Business Days’ notice to such Affected Bank and the Administrative

- 59 - Credit Agreement [[3502063]] Agent, may, at its sole expense and effort, require that such Affected Bank transfer all of its right, title, interest and obligations under this Agreement and such Affected Bank’s Notes without recourse to any bank or other financial institution (a “Proposed Bank”) identified by the Company (subject to the proviso at the end of this sentence) (i) if such Proposed Bank agrees to assume all of the obligations of such Affected Bank hereunder, and to purchase all of such Affected Bank’s Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Affected Bank’s Loans, together with interest thereon to the date of such purchase, and arrangements satisfactory to the Affected Bank are made for payment to such Affected Bank of all other amounts payable hereunder to such Affected Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 5.04 hereof as if all of such Affected Bank’s Loans were being prepaid in full on such date) and (ii) (if such Affected Bank has requested compensation pursuant to Section 5.01, 5.05 or 5.07 hereof) if such Proposed Bank’s aggregate requested compensation, if any, pursuant to Section 5.01, 5.05 or 5.07 hereof with respect to such Affected Bank’s Loans is lower than that of the Affected Bank; provided that the Administrative Agent and each Issuing Bank shall have consented to such Proposed Bank to the extent and on the same terms consent would be required under the terms of Section 11.06(b) in connection with an assignment to such Proposed Bank. Subject to the provisions of Section 11.06(b) hereof, such Proposed Bank shall be a “Bank” for all purposes hereunder. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements of the Company contained in Sections 5.01, 5.05, 5.07 and 11.03 hereof (without duplication of any payments made to such Affected Bank by the Company or the Proposed Bank) shall survive for the benefit of such Affected Bank under this Section 5.06 with respect to the time prior to such replacement. A Bank shall not be required to make any such transfer if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Company to require such transfer cease to apply. 5.07. Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Company under Section 5.01 hereof (but without duplication), if as a result of any Regulatory Change there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes and Excluded Taxes), reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or the obligation of any Issuing Bank to issue such Letters of Credit, and the result shall be to increase the cost to any Issuing Bank or any Bank of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit hereunder or reduce any amount received or receivable by any Issuing Bank or any Bank hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Issuing Bank’s or such Banks’ reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Issuing Bank or such Bank (through the Administrative Agent), the Company shall pay immediately to the Administrative Agent for the account of such Issuing Bank or such Bank, from time to time as specified by such Issuing Bank or such Bank, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Bank for such increased costs or reductions in amount. Each Issuing Bank and each Bank shall notify the Company of any event occurring after the date hereof entitling such Issuing Bank or such Bank, as the case may be, to compensation under this Section 5.07 as promptly as practicable, but in any event within 45 days, after such Issuing Bank or such Bank obtains actual knowledge

- 60 - Credit Agreement [[3502063]] thereof; provided that if any Issuing Bank or any Bank fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Issuing Bank or such Bank shall, with respect to compensation payable pursuant to this Section 5.07 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.07 for costs incurred from and after the date 45 days prior to the date that such Issuing Bank or such Bank does give such notice. Each Issuing Bank and each Bank will furnish to the Company a certificate setting forth the basis and amount of each request by such Issuing Bank or such Bank, as the case may be, for compensation under this Section 5.07. Determinations and allocations by any Issuing Bank or any Bank for purposes of this Section 5.07 of the effect of any Regulatory Change and of the amounts required to compensate such Issuing Bank or such Bank under this Section 5.07 shall be conclusive, provided that such determinations and allocations are made on a reasonable basis. Section 6. Conditions Precedent. 6.01. Initial Loans. The obligation of any Bank to make Loans hereunder or of any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance: (a) Executed Counterparts. From each party hereto, a counterpart of this Agreement signed on behalf of such party (or written evidence satisfactory to the Administrative Agent, which may include telecopy transmission of a signed signature page to this Agreement, that such party has signed a counterpart of this Agreement). (b) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Borrower, a certificate of good standing for each Borrower in its Relevant Jurisdiction (where legally applicable) and certified copies of all corporate authority for each Borrower (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Agreement and the Notes and each other document to be delivered by such Borrower from time to time in connection herewith and the extensions of credit hereunder (and the Administrative Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from such Borrower to the contrary). (c) Officer’s Certificate. A certificate, dated the Effective Date, of a senior officer of the Company to the effect set forth in clauses (a) and (b) of the first sentence of Section 6.02 hereof. (d) Opinion of Counsel for the Borrowers. Opinions, each dated the Effective Date, of (i) internal counsel for the Company, substantially in the form of Exhibit B-1 hereto, (ii) Gibson, Dunn & Crutcher LLP, external counsel for the Company, substantially in the form of Exhibit B-2 hereto, and (iii) if there shall be any Subsidiary Borrowers party hereto as of the Effective Date, internal and external counsel for each such Subsidiary Borrower reasonably satisfactory to the Administrative Agent (which opinion shall be in form and substance satisfactory to the Administrative Agent) as shall be reasonably requested by the Administrative Agent, and in each case covering such other matters as the Administrative Agent or any Bank may reasonably request (and each Borrower hereby instructs its counsel to deliver such opinion to the Banks and the Administrative Agent).

- 61 - Credit Agreement [[3502063]] (e) Existing Credit Agreement. Evidence that as of the Effective Date (i) all principal of and interest on any extensions of credit and all other amounts owing under the Existing Credit Agreement shall have been (or shall be simultaneously) paid in full, (ii) the commitments under the Existing Credit Agreement shall have been terminated and (iii) all letters of credit issued and outstanding thereunder immediately prior to the Effective Date shall be cancelled or continued as Letters of Credit hereunder pursuant to Section 2.11(a) hereof (and, by its execution of this Agreement, each Bank party hereto that is party to the Existing Credit Agreement hereby waives any prior notice requirement with respect to any prepayment of loans and/or termination of commitments under the Existing Credit Agreement contemplated by this clause (e), which payment and termination will be effective as of the Effective Date). (f) Payment of Fees and Expenses. Evidence that the Company shall have (or shall be simultaneously) paid in full all fees required to be paid, and all expenses required to be paid or reimbursed for which written invoices have been presented to the Company, in connection with this Agreement. (g) Other Documents. Such other documents as the Administrative Agent or any Bank or special New York counsel to JPMCB may reasonably request. The Administrative Agent shall notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Banks to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 11.04 hereof) at or prior to 3:30 p.m., New York City time, on January 6, 2015 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). 6.02. Initial and Subsequent Loans. The obligation of any Bank to make any Loan (including any Money Market Loan and such Bank’s initial Syndicated Loan) to the Borrowers upon the occasion of each borrowing hereunder, or of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the further conditions precedent that, both immediately prior to the making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, and also after giving effect thereto and to the intended use thereof: (a) no Default shall have occurred and be continuing; (b) the representations and warranties made by the Company and each other Borrower (if any) in Section 7 hereof and (in the case of each Subsidiary Borrower, if any) in the Subsidiary Borrower Designation to which it is a party (other than, after the Effective Date, (i) the last sentence of Section 7.02 hereof and (ii) Section 7.03 hereof) shall be true and complete on and as of the date of the making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and (c) during the 25-month period ending on the date of such Loan or such issuance, amendment, renewal or extension of a Letter of Credit, as the case may be, there shall not have

- 62 - Credit Agreement [[3502063]] occurred a change in the composition of a majority of the board of directors of the Company from individuals (i) who were members of such board of directors on the first day of such period, (ii) whose election or nomination to such Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of such Board or (iii) whose election or nomination to such Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of such Board. Each borrowing of Loans and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by each Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section 6.02. Section 7. Representations and Warranties. Each of the Company (other than with respect to Section 7.12 hereof) and each Subsidiary Borrower (only with respect to Section 7.12 hereof and only from and after such Subsidiary Borrower shall become, and for so long as it shall remain, a party hereto) severally represents and warrants to the Administrative Agent and the Banks that: 7.01. Corporate Existence. The Company and each of its Subsidiaries (a) is a corporation, partnership or other entity duly organized, validly existing and (if such concept is applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its organization (except, in the case of any Subsidiary (other than a Subsidiary Borrower) to the extent the failure to be so could not (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect); (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted (except, in the case of any Subsidiary (other than a Subsidiary Borrower) to the extent the failure to have the same could not (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect); and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect. 7.02. Financial Condition. The Company has heretofore furnished to each of the Banks the following financial statements: (i) the audited consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2013 and the related consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of PricewaterhouseCoopers LLP and (ii) the consolidated balance sheet of the Company and its Subsidiaries as at September 30, 2014 and the related consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for the fiscal quarter and the portion of the fiscal year ended on said date, certified by its chief financial officer or chief executive officer (as such certification is included in Exhibit 31.1 to Company’s filing on Form 10-Q for the period ending September 30, 2014). All such financial statements present fairly, in all material respects, the respective consolidated financial condition of the Company and its Subsidiaries as at such respective dates and the consolidated results of their operations for the relevant periods ended on such dates, all in accordance with GAAP and practices applied on a consistent basis, subject, in the case of the financial statements referred to in clause (ii) of the preceding sentence, to normal year-end audit

- 63 - Credit Agreement [[3502063]] adjustments and to the absence of certain footnotes. Since December 31, 2013, there has been no material adverse change in the consolidated financial condition, operations or business taken as a whole of the Company and its Subsidiaries. 7.03. Litigation. Except as disclosed in the Company’s Annual Report on Form 10-K filed with the SEC for the Company’s fiscal year ended December 31, 2013, in subsequent Quarterly Reports on Form 10-Q filed with the SEC prior to the date hereof, or in any subsequent Current Report on Form 8-K filed with the SEC prior to the date hereof, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of such Borrower) threatened against such Borrower or any of its Subsidiaries that could (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect. 7.04. No Breach. None of the execution and delivery of this Agreement and the Notes and the other Loan Documents, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws (or equivalent documents) of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument. 7.05. Action. The Company has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the Notes and the other Loan Documents to which it is to be a party; the execution, delivery and performance by the Company of this Agreement and the Notes and the other Loan Documents to which it is to be a party have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Company and constitutes, and each of its Notes when executed and delivered for value, and each of the other Loan Documents to which it is to be a party when executed and delivered, will constitute, its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights. 7.06. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by the Company of this Agreement or the Notes or the other Loan Documents to which it is a party or for the legality, validity or enforceability hereof or thereof. 7.07. ERISA. The Company and its ERISA Affiliates has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan, and has no existing liability (other than to make PBGC premium payments and Plan funding payments as they fall due) to the PBGC or any Plan or Multi- Employer Plan.

- 64 - Credit Agreement [[3502063]] 7.08. Taxes. The Company and its Domestic Subsidiaries have timely filed all Federal income Tax returns and all other material Tax returns that are required to be filed by them and have paid all Taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Domestic Subsidiaries, except for (a) any such Tax being contested in good faith and by proper proceedings and against which adequate reserves are being maintained or (b) where the failure to pay any such Tax would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 7.09. Investment Company Act. Neither the Company nor any Subsidiary Borrower is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. 7.10. Environmental Matters. The Company and its Subsidiaries have obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. 7.11. Use of Credit. No part of the proceeds of the Loans hereunder will be used, directly or indirectly, to purchase or carry, or to extend credit to purchase or carry, any Margin Stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System of the United States of America) in each case in violation of said Regulations U or X. Not more than 25% of the value of the assets subject to any restrictions on the sale, pledge or other disposition of assets under this Agreement or any other Loan Document will at any time be represented by Margin Stock. 7.12. Representations and Warranties of Subsidiary Borrowers. Each Subsidiary Borrower severally represents and warrants that: (a) such Subsidiary Borrower is a corporation, partnership or other entity duly organized, validly existing, and (to the extent this concept is applicable under the laws of the Relevant Jurisdiction) in good standing, under the laws of the Relevant Jurisdiction; (b) none of the execution and delivery of the Subsidiary Borrower Designation to which it is a party, this Agreement and the other Loan Documents to which it is a party (collectively, with respect to any Subsidiary Borrower, the “Subsidiary Borrower Loan Documents”), the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws (or equivalent documents) of such Subsidiary Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which such Subsidiary Borrower is a party or by which it or any of its Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument; (c) such Subsidiary Borrower has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under the Subsidiary Borrower Loan Documents to which it is a party; the execution, delivery and performance by such Subsidiary Borrower Loan Documents have been duly authorized by all necessary corporate

- 65 - Credit Agreement [[3502063]] action on its part; and each Subsidiary Borrower Loan Documents to which it is a party, constitutes or, when executed and delivered (in the case of its Notes only) for value, will constitute, its legal, valid and binding obligation, enforceable against such Subsidiary Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights; (d) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by such Subsidiary Borrower of the Subsidiary Borrower Loan Documents to which it is a party or for the validity or enforceability of any thereof or for the borrowings by and/or other extensions of credit to such Subsidiary Borrower hereunder; (e) (in the case of each Foreign Subsidiary Borrower only) to ensure the legality, validity, enforceability or admissibility in evidence of Subsidiary Borrower Loan Documents to which such Foreign Subsidiary Borrower is a party against it, it is not necessary that any such Subsidiary Borrower Loan Documents or any other document be filed or recorded with any Governmental Authority other than such filings and recordations that have already been made; (f) (in the case of each Foreign Subsidiary Borrower only) each of the Subsidiary Borrower Loan Documents to which such Foreign Subsidiary Borrower is a party is in proper legal form under the laws of its Relevant Jurisdiction for the enforcement thereof against such Foreign Subsidiary Borrower, and all formalities required in such Relevant Jurisdiction for the validity and enforceability of such Foreign Subsidiary Borrower Loan Documents (including any necessary registration, recording or filing with any court or other authority in such Relevant Jurisdiction) have been accomplished; and (g) (in the case of each Foreign Subsidiary Borrower only) under the laws of its Relevant Jurisdiction, such Subsidiary Borrower is not entitled to immunity on the ground of sovereignty or the like from the jurisdiction of any court or from any action, suit or proceeding, or the service of process in connection therewith, arising under the Subsidiary Borrower Loan Documents to which it is a party. 7.13. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to promote compliance by the Company and its Subsidiaries with Anti-Corruption Laws and applicable Sanctions, and the Company and its Subsidiaries are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary or to the knowledge of the Company or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is the subject or target of any Sanctions. None of the Company or any Subsidiary is located, organized or resident in any Sanctioned Country (unless, in the case of any country or territory that becomes a Sanctioned Country after the date hereof, such Subsidiary is already located, organized or resident in such country or territory at the time it becomes a Sanctioned Country and such Subsidiary’s continued location, organization or residence in such Sanctioned Country, and such Subsidiary’s continued activities therein, do not and would not reasonably be expected to result

- 66 - Credit Agreement [[3502063]] in a violation by the Company or any of its Subsidiaries or any Lender or Agent Party of applicable Sanctions). Section 8. Covenants of the Company. The Company covenants and agrees with the Banks and the Administrative Agent that, so long as any Commitment or Loan or Letter of Credit is outstanding and until payment in full of all amounts payable by the Company hereunder: 8.01. Financial Statements, Etc. The Company shall deliver to each of the Banks: (a) as soon as available and in any event within 50 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Company, consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Company and its Subsidiaries, in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and the absence of footnotes) (it being understood that delivery to the Banks of the Company’s Report on Form 10-Q filed with the SEC shall satisfy the requirements of this clause (a) so long as the information contained in such Report includes the information required under this clause (a)); (b) as soon as available and in any event within 100 days after the end of each fiscal year of the Company, consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year and the related consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Company and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles (it being understood that delivery to the Banks of the Company’s Report on Form 10-K filed with the SEC shall satisfy the requirements of this clause (b) so long as the information contained in such Report includes the information required under this clause (b)); (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate duly completed and executed by the chief financial officer or treasurer of the Company (and, if any Default has occurred and is continuing, such Compliance Certificate shall describe such Default in reasonable detail and the action that the Company has taken or proposes to take with respect thereto).

- 67 - Credit Agreement [[3502063]] (d) promptly upon their becoming available, copies of all registration statements and regular periodic reports on Forms 10-K, 10-Q and 8-K that the Company shall have filed with the SEC or any national securities exchange (to the extent not already delivered pursuant to clauses (a) and (b) above); (e) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed; (f) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto; and (g) from time to time such other information regarding the financial condition, operations or business of the Company or any of its Subsidiaries as any Bank or the Administrative Agent may reasonably request. The Company shall be deemed to have furnished the information specified in clause (a), (b), (d) or (e) above on the date such information is posted at the Company’s website on the Internet at “www.pb.com”, at “www.sec.gov” or at such other website identified by the Company in a notice to the Administrative Agent and the Banks that is accessible by the Banks without charge; provided that the Company shall deliver paper copies of such information to any Bank upon request of such Bank through the Administrative Agent. 8.02. Existence, Etc. The Company will, and will cause each of its Subsidiaries to: (a) preserve and maintain its legal existence and all of its material rights (charter and statutory), privileges, licenses and franchises (provided that nothing in this Section 8.02 shall prohibit any transaction expressly permitted under Section 8.04 hereof and provided, further, that the Company shall not be required to cause any of its Subsidiaries (other than any Subsidiary Borrower) to preserve its legal existence or its rights, privileges, licenses or franchises if the Company shall determine that the preservation thereof is no longer necessary in the conduct of the business of the Company and its Subsidiaries taken as a whole or to the extent the failure to do so could not (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect); (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements is reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect; (c) pay and discharge all material Taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for (a) any such Tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained or (b) where the failure to do

- 68 - Credit Agreement [[3502063]] so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (d) maintain all of its Properties used or useful in its business in good working order and condition, in all material respects, ordinary wear and tear excepted; provided that nothing in this Section 8.02(d) shall prevent the Company or any of its Subsidiaries from discontinuing such maintenance if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and the business of any of its Subsidiaries; (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and (f) permit representatives of any Bank or the Administrative Agent, during normal business hours and upon reasonable prior notice, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Administrative Agent (as the case may be). (g) Insurance. The Company will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies (or through self-insurance programs so long as such self-insurance is administered in accordance with sound business practices), and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations. 8.03. Prohibition of Fundamental Changes. (a) The Company will not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), provided that the Company may merge with another Person if the Company shall be the continuing or surviving corporation and after giving effect thereto no Default would exist hereunder. (b) The Company will not convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests but excluding (i) obsolete or worn-out equipment no longer used or useful in its business and (ii) inventory sold in the ordinary course of business). 8.04. Limitation on Liens. The Company will not, and will not permit any of its Domestic Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property (including, without limitation, any shares of stock of or Indebtedness of any Domestic Subsidiary), whether now owned or hereafter acquired, except: (a) Liens in existence on the date hereof and listed on Schedule 8.05 hereto;

- 69 - Credit Agreement [[3502063]] (b) Liens imposed by any governmental authority for Taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or the affected Domestic Subsidiaries in accordance with GAAP; (c) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 9(h) hereof; (d) pledges or deposits under worker’s compensation, unemployment insurance and other social security legislation; (e) pledges or deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Domestic Subsidiaries; (g) Liens on Property of any corporation that becomes a Domestic Subsidiary of the Company after the date hereof, provided that such Liens are in existence at the time such corporation becomes a Domestic Subsidiary of the Company and were not created in anticipation thereof; (h) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Company or any of its Domestic Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that (i) no such Lien shall extend to or cover any Property of the Company or such Domestic Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 90% of the fair market value (as determined in good faith by a senior financial officer of the Company) of such Property at the time it was acquired (by purchase, construction or otherwise); (i) Liens securing Indebtedness of a Wholly-Owned Domestic Subsidiary to the Company or to another Wholly-Owned Subsidiary, and Liens securing Indebtedness of the Company to The Pitney Bowes Bank, Inc., a Wholly-Owned Subsidiary, in an aggregate principal amount not exceeding $15,000,000 at any one time outstanding;

- 70 - Credit Agreement [[3502063]] (j) Liens securing non-recourse obligations in connection with leveraged lease or single-investor lease transactions; (k) Liens arising from the sale of accounts receivable or chattel paper pursuant to Securitization Transactions in which fair equivalent value is received; (l) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any Liens referred to in the foregoing clauses (a), (g) and (h); provided that the principal amount of Indebtedness secured thereby and not otherwise authorized by this Section 8.05 shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement; (m) Liens securing obligations of the Company in respect of any interest rate or foreign currency protection or hedging arrangement entered into in the ordinary course of business and for non-speculative purposes; and (n) Liens contemplated under the last paragraph of Section 9 hereof. Notwithstanding the foregoing provisions, the Company and its Domestic Subsidiaries may create, incur, assume or suffer to exist Liens securing Indebtedness in an aggregate principal amount which, together with the sum of the principal amount of any Securitization Transactions permitted by clause (k) of the foregoing provisions, does not exceed at any one time outstanding 10% of Consolidated Net Tangible Assets of the Company and its Domestic Subsidiaries. For the purposes of this Section 8.04, the term “Consolidated Net Tangible Assets” shall mean, as at any particular time, the aggregate amount of assets after deducting therefrom (a) all current liabilities (excluding any such liability that by its terms is extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (b) all goodwill, excess of cost over assets acquired, patents, copyrights, trademarks, trade names, unamortized debt discount and expense and other like intangibles, all as shown in the most recent consolidated financial statements of the Company and its Subsidiaries furnished to the Banks pursuant to Sections 7.02, 8.01(a) and 8.01(b) hereof on or prior to such time. 8.05. Use of Proceeds. (a) The Company will, and will ensure that each Subsidiary Borrower will, use the proceeds of the Loans hereunder for its general corporate purposes (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations U and X and the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations thereunder); provided that neither the Administrative Agent nor any Bank shall have any responsibility as to the use of any of such proceeds. The Company will use the Letters of Credit in connection with its general corporate purposes. (b) Neither the Company nor any Subsidiary Borrower shall directly or, to the knowledge of the Company or such Subsidiary Borrower, indirectly use the proceeds of any Loan or any Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in

- 71 - Credit Agreement [[3502063]] violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction (x) of or with any Person that is, or is controlled by a Person that is, the subject or target of any Sanctions, or (y) in any Sanctioned Country, in each case in violation of any applicable Sanctions, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 8.06. Lines of Business. The Company will not, and will not permit any of its Domestic Subsidiaries to, make any material change in the fundamental nature of the customer communications management business of the Company and its Domestic Subsidiaries, taken as a whole, as carried on at the date hereof. 8.07. Financial Covenant. The Company will not permit the ratio of (a) Total Adjusted Debt to (b) Adjusted Consolidated EBITDA to exceed, as of the last day of any period of four consecutive fiscal quarters, 3.50 to 1.00. Section 9. Events of Default. If one or more of the following events (herein called “Events of Default”) shall occur and be continuing: (a) Any Borrower shall: (i) default in the payment when due (whether at stated maturity or upon mandatory or optional prepayment) of any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement; or (ii) default in the payment of any interest on any Loan or on any such reimbursement obligation or any fee or any other amount payable hereunder and such default shall continue unremedied for three or more Business Days; or (b) The Company or any of its Domestic Subsidiaries or any other Subsidiary Borrower shall default in the payment when due (after the expiration of any applicable grace period) of any principal of or interest on any of its other Indebtedness aggregating $75,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any Indebtedness aggregating $75,000,000 or more shall occur which results in such Indebtedness becoming due, or being required to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity, or which results in the termination of any commitment to provide such Indebtedness, provided that this clause (b) shall exclude any Indebtedness of the Company or any of its Domestic Subsidiaries or any other Subsidiary Borrower secured by any Property of the Company and its Subsidiaries if, and so long as, the instruments governing such Indebtedness limit recourse (whether direct or indirect) of the holders thereof against the Company and its Subsidiaries to such Property; or (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by any Borrower, or any certificate furnished to any Bank or the Administrative Agent pursuant to the provisions hereof, shall prove to have been incorrect at the time made or furnished in any material respect; or (d) The Company shall default in the performance of any of its obligations under Sections 8.01(e), 8.02(a) (with respect to the Company’s existence), 8.04, 8.05, 8.07 or 8.08 hereof; or any Borrower shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of

- 72 - Credit Agreement [[3502063]] thirty or more days after notice thereof to the Company by the Administrative Agent or any Bank (through the Administrative Agent); or (e) The Company or any of its Domestic Subsidiaries or any other Subsidiary Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or (f) The Company or any of its Domestic Subsidiaries or any other Subsidiary Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under any Bankruptcy Laws, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under any Bankruptcy Laws or (vi) take any corporate action for the purpose of effecting any of the foregoing; or (g) A proceeding or case shall be commenced, without the application or consent of the Company or any of its Domestic Subsidiaries or any other Subsidiary Borrower, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or such Domestic Subsidiary or other Subsidiary Borrower or of all or any substantial part of its Property or (iii) similar relief in respect of the Company or such Domestic Subsidiary or other Subsidiary Borrower under any Bankruptcy Laws, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or such Domestic Subsidiary or other Subsidiary Borrower shall be entered in an involuntary case under any Bankruptcy Laws; or (h) A final judgment or judgments for the payment of money of $75,000,000 or more in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has not denied coverage in respect of such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Company or any of its Domestic Subsidiaries or any other Subsidiary Borrower and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or the relevant Domestic Subsidiary or other Subsidiary Borrower shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or (i) An event or condition shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such then existing events or conditions, the Company or any of its ERISA Affiliates shall incur or, in the reasonable good faith opinion of the Majority Banks, shall be reasonably

- 73 - Credit Agreement [[3502063]] likely to incur a liability (excluding PBGC premium payments and plan funding payments resulting from changes in legal requirements and increases in benefits) to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) that, in the determination of the Majority Banks, could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; or (j) During any 25-month period ending on or after the date hereof, a majority of the Board of Directors of the Company shall no longer be composed of individuals (i) who were members of such Board on the first day of such period, (ii) whose election or nomination to such Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of such Board or (iii) whose election or nomination to such Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of such Board; provided that such change in composition shall not constitute an Event of Default if, on the last day of each such period, no extensions of credit are outstanding hereunder; or (k) Any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall, after the date hereof, acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 of the SEC) of 35% or more of the outstanding shares of voting stock of the Company; or (l) The guarantee of the Company under Section 12 hereof shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company or any Subsidiary Borrower; THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9 with respect to the Company, (A) the Administrative Agent, with the approval of the Majority Banks, may and, upon request of the Majority Banks, will, by notice to the Company, terminate the Commitments and they shall thereupon terminate, and (B) the Administrative Agent, with the approval of the Majority Banks, may and, upon request of the Majority Banks shall, by notice to the Company declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by any Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.04 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Borrower; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9 with respect to the Company, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.04 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Borrower. In addition, upon the occurrence and during the continuance of any Event of Default (if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder to be

- 74 - Credit Agreement [[3502063]] due and payable), the Company agrees that it shall, if requested by the Administrative Agent or the Majority Banks through the Administrative Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section 9 with respect to the Company, forthwith, without any demand or the taking of any other action by the Administrative Agent or the Banks) provide cover for the LC Exposure by paying to the Administrative Agent immediately available funds (in Dollars or, if requested by the Administrative Agent with respect to any Letters of Credit denominated in an Agreed Foreign Currency, such Agreed Foreign Currency) in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by the Administrative Agent in an account or accounts established and maintained at the Person acting as the Administrative Agent in the name of the Administrative Agent and for the benefit of the Banks (which account or accounts may be a “securities account” (within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)), as collateral security for the LC Exposure (and for this purpose the Company hereby grants a security interest to the Administrative Agent for the benefit of the Banks in such account or accounts and all financial assets (as defined in the UCC) and other property held therein). Section 10. The Administrative Agent. 10.01. Appointment, Powers and Immunities. Each Bank hereby appoints and authorizes the Administrative Agent to act as its agent hereunder with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 10.05 hereof and the first sentence of Section 10.06 hereof shall include reference to its Affiliates and its own and its Affiliates’ officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note, any other Loan Document or any other document referred to or provided for herein or for any failure by any Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Company to such assignment or transfer (to the extent required by Section 11.06(b) hereof).

- 75 - Credit Agreement [[3502063]] The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent (and which may include any of its Affiliates). The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties and the Administrative Agent shall not be responsible for the negligence or misconduct of any such sub-agent or Related Party selected by it in good faith. The exculpatory provisions of this Section 10 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. 10.02. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram, cable, or email or other electronic form of communication) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Majority Banks (or, if so provided in Section 11.04 hereof, all of the Banks), and such instructions of the Majority Banks (or all of the Banks, as the case may be) and any action taken or failure to act pursuant thereto shall be binding on all of the Banks. 10.03. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a “Notice of Default”. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Majority Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks or all of the Banks. 10.04. Rights as a Bank. With respect to its Commitment and the Loans made by it, JPMCB (and any successor acting as Administrative Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term “Bank” or “Banks” shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. JPMCB (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with any Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and JPMCB (and any such successor) and its Affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

- 76 - Credit Agreement [[3502063]] 10.05. Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Company under Section 11.03 hereof) ratably in accordance with their respective Commitments (and, after the Commitments have been terminated, ratably in accordance with the aggregate Credit Exposure of all of the Banks) (determined at the time the applicable unreimbursed expense or indemnity payment is sought), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Bank) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses that the Company is obligated to pay under Section 11.03 hereof but excluding unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. 10.06. Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent, the Syndication Agent listed on the cover page of this Agreement or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers of this Agreement or any other document referred to or provided for herein or to inspect the Properties or books of the Company or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, operations, business, Properties, liabilities or prospects of the Company or any of its Subsidiaries (or any of their Affiliates) that may come into the possession of the Administrative Agent or any of its Affiliates. 10.07. Failure to Act. Except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. 10.08. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Company, and the Administrative Agent may be removed by the Majority Banks at any time when the Administrative Agent is a Defaulting Lender. Upon any such resignation or removal,

- 77 - Credit Agreement [[3502063]] the Majority Banks shall have the right to appoint a successor Administrative Agent with the approval of the Company (such approval not to be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Banks’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, in consultation with the Company, appoint a successor Administrative Agent, which shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. 10.09. Other Agents. Anything to the contrary notwithstanding, the Joint Lead Arrangers and Joint Bookrunners and the Syndication Agent listed on the cover page of this Agreement shall have no rights and no obligations or responsibilities or liabilities whatsoever under or in connection with this Agreement, except in their capacity, if any, as Banks. Section 11. Miscellaneous. 11.01. Waiver. No failure on the part of the Administrative Agent, any Bank or any Issuing Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. 11.02. Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by fax or sent by any other electronic form as permitted by Section 11.02(c), as follows: (i) if to the Company, to Pitney Bowes Inc., 3001 Summer Street, Stamford, Connecticut 06926-0700, Attention: Debbie Salce, Vice President & Treasurer (Fax No.: (203) 546-4217; Telephone No.: (203) 351-6926; Email: debbie.salce@pb.com); with a copy to Pitney Bowes Inc., 3001 Summer Street, Stamford, Connecticut 06926-0700, Attention: James A. Shapiro, Esq., Assistant General Counsel (Fax No.: (203) 460-5788 ; Telephone No.: (203) 351-7587 ; Email: jim.shapiro@pb.com); (ii) if to any Subsidiary Borrower, to it in care of the Company;

- 78 - Credit Agreement [[3502063]] (iii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, 3/Ops2, Newark, DE 19713, Attention of Pranay Tyagi (Fax No. (302) 634-8459), Email: pranay.tyagi@jpmorgan.com, with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 24, New York, New York 10179, Attention: Gene Riego de Dios (Fax No. 855-234-2120); and, in the case of any notice that relates to a Loan denominated in an Agreed Foreign Currency (in addition to the foregoing address), to J.P. Morgan, Floor 6, 25 Bank Street, Canary Wharf, London, E14 5JP, United Kingdom, Attention of Loan Agency, Email: loan_and_agency_london@jpmorgan.com; and (iv) if to any other Lender, to it at its address (or fax number) set forth in its Administrative Questionnaire. (b) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax or delivered through electronic communications shall be deemed to have been given when sent (but if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). (c) Electronic Communications. Notices and other communications to the Banks hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Bank; provided, further, that at the request of any Bank, such notices and other communications shall be provided in writing to such Bank. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (d) The Platform. The Company further agrees that the Administrative Agent may make materials and/or information provided by or on behalf of the Company hereunder (collectively, “Company Materials”) available to the Banks by posting the Company Materials on IntraLinks or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMPANY MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY

- 79 - Credit Agreement [[3502063]] FOR ERRORS IN OR OMISSIONS FROM THE COMPANY MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMPANY MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Company, any Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of, in connection with, or as a result of, the Company’s or the Administrative Agent’s transmission of Company Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that to the extent permitted by applicable law, the Company shall not assert, and hereby waives, any claim against any such Agent Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, the transmission of Company Materials through the Internet. (e) Change of Address, Etc. Each of the Company and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Bank may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Company and the Administrative Agent. In addition, each Bank agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Bank. 11.03. Expenses, Etc. The Company agrees to pay or reimburse each of the Banks and the Administrative Agent for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Cravath, Swaine & Moore LLP, special New York counsel to JPMCB, and charges for the use of IntraLinks) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement, the Notes and the other Loan Documents and the extensions of credit hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the Notes (whether or not consummated); and (b) all reasonable out-of-pocket costs and expenses of the Banks and the Administrative Agent (including, without limitation, the reasonable fees and expenses of a single external legal counsel to the Banks and the Administrative Agent, taken as a whole in each material jurisdiction, and additional counsel as the Administrative Agent or Banks reasonably determine are necessary in light of actual or potential conflicts of interest or the availability of different claims or defenses, in connection with the enforcement or protection of their rights in connection with this Agreement and any other Loan Document) in connection with (i) any Event of Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 11.03.

- 80 - Credit Agreement [[3502063]] The Company hereby agrees to indemnify the Administrative Agent, each Issuing Bank, each Bank, each of their respective Affiliates and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) and hold each Indemnitee harmless from, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Bank, whether or not the Administrative Agent or any Bank is a party thereto) arising out of or by reason of any claim, investigation, litigation or other proceeding (including any threatened claim, investigation, litigation or other proceeding, and regardless of whether any such claim, investigation, litigation, investigation or other proceeding is brought by the Borrower, its Affiliates or any other Person) including, without limitation, the reasonable fees and disbursements of any counsel incurred in connection with any such claim, investigation, litigation or other proceeding, arising out of, relating to, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby; (ii) the Loans or any other extension of credit hereunder or any actual or proposed use by any Borrower or any of its Subsidiaries of the proceeds of any of the Loans or of any Letter of Credit hereunder (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by any Borrower or its or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. To the extent permitted by applicable law, the Company shall not assert, and hereby waives, any claim against any such indemnified Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof or any Letter of Credit or the use thereof. This Section 11.03 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 11.04. Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by each Borrower and the Majority Banks, or by each Borrower and the Administrative Agent acting with the written consent of the Majority Banks, and any provision of this Agreement may be waived only by an instrument in writing signed by the Majority Banks or by the Administrative Agent acting with the written consent of the Majority Banks; provided that (a) no modification, supplement or waiver shall: (i) increase, or extend the term of the Commitments, or extend the time or waive any requirement for the reduction or termination of the Commitments, without the consent of each Bank affected thereby (it being agreed that a Declining Bank shall not be affected by an extension of the Commitment Termination Date by Consenting Banks and Replacement Banks), (ii) extend the date fixed for

- 81 - Credit Agreement [[3502063]] the payment of principal of or interest on any Loan, any reimbursement obligation in respect of an LC Disbursement or any fee hereunder, without the consent of each Bank affected thereby (it being agreed that a Declining Bank shall not be affected by an extension of the Commitment Termination Date by Consenting Banks and Replacement Banks), (iii) reduce the amount of any such payment of principal or LC Disbursement, without the consent of each Bank affected thereby, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, without the consent of each Bank affected thereby, (v) change Section 4.02 or Section 4.07(b) hereof in a manner that would alter the pro rata sharing of payments required thereby, without the consent of each Bank affected thereby, (vi) alter this Section 11.04, without the consent of each Bank, (vii) modify the definition of the term “Majority Banks” or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof, without the consent of each Bank or (viii) release the Company from its guarantee obligations under Section 12 hereof without the written consent of each Bank; and (b) no modification, supplement or waiver shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the consent of the Administrative Agent. Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Company only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. 11.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 11.06. Assignments and Participations. (a) No Borrower may assign any of its rights or obligations hereunder or under the Notes or any other Loan Document without the prior consent of all of the Banks and the Administrative Agent. (b) Each Bank may assign to one or more assignees (other than a natural person or any entity maintained solely for the benefit of an individual natural person and the immediate family members thereof) all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and Credit Exposure at the time owing to it) (but only with the consent of the Company, each Issuing Bank and the Administrative Agent, each of which consents will not be unreasonably withheld or delayed); provided that: (i) no such consent by the Company shall be required if the assignee is a Bank, an Affiliate of a Bank or an Approved Fund or if an Event of Default has occurred and is continuing; (ii) except to the extent the Company (unless an Event of Default has occurred and is continuing) and the Administrative Agent shall otherwise consent, any such partial assignment (other than to a Bank or an Affiliate of a Bank) shall be in an amount at least equal to $10,000,000;

- 82 - Credit Agreement [[3502063]] (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank’s rights and obligations under this Agreement; and (iv) the assignee and assignor shall deliver to the Administrative Agent for its acceptance an Assignment and Assumption for each such assignment. The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Bank pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive in the absence of manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Bank (with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice. Upon execution and delivery by the assignor and the assignee to the Administrative Agent of such Assignment and Assumption and upon the Administrative Agent’s receipt of the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Bank hereunder) and the processing and recordation fee referred to below in this paragraph, and upon consent thereto by the Company, the Administrative Agent and each Issuing Bank to the extent required above, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register, whereupon the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Company and the Administrative Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment and Credit Exposure (or portions thereof) assigned to it and specified in such Assignment and Assumption (in addition to the Commitment and Credit Exposure, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned (and, in the case of an Assignment and Assumption covering all of the assigning Bank’s rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 5.01, 5.05 and 5.07 with respect to facts and circumstances occurring prior to the effective date of such Assignment and Assumption); provided that if either the assigning Bank or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.11(e) or (f), 4.06 or 10.05 hereof, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Upon each such assignment, the assignor or assignee shall pay the Administrative Agent an assignment fee of $3,500. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this Section 11.06(b) shall be void and any such purported assignment or transfer shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

- 83 - Credit Agreement [[3502063]] Notwithstanding anything to the contrary contained herein, any Bank (a “Granting Bank”) may grant to a special purpose funding vehicle (a “SPC”), identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Company, the option to provide to the Borrowers all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof, and (iii) the rights of any such SPC shall be derivative of the rights of the Granting Bank, and such SPC shall be subject to all of the restrictions upon and requirements imposed upon the Granting Bank herein contained. Each SPC shall be conclusively presumed to have made arrangements with its Granting Bank for the exercise of voting and other rights hereunder in a manner which is acceptable to the SPC, the Administrative Agent, the Banks and the Borrowers, and each of the Administrative Agent, the Banks and each Borrower shall be entitled to rely upon and deal solely with the Granting Bank with respect to Loans made by or through its SPC. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof arising out of a claim against such SPC under this Agreement. In addition, notwithstanding anything to the contrary contained in this Section 11.06(b), any SPC may (i) with notice to, but without the prior written consent of, the Company and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by the Company and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This paragraph may not be amended without the written consent of any SPC at the time holding Loans under this Agreement. Each SPC shall be entitled to the benefits of Sections 5.01, 5.05 and 5.07 (subject to the requirements and limitations therein, including the requirements under Section 5.05(e) (it being understood that the documentation required under Section 5.05(e) shall be delivered to the Granting Bank)) to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to the first sentence of this paragraph (b) of this Section 11.06; provided that such SPC (A) agrees to be subject to the provisions of Section 5.06 as if it were an assignee under the first sentence of this paragraph (b) of this Section 11.06, and (B) shall not be entitled to receive any greater payment under Section 5.01, 5.05 or 5.07 with respect to its interests in any Loans than its Granting Bank would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the SPC acquired the applicable interest.

- 84 - Credit Agreement [[3502063]] (c) A Bank may sell or agree to sell to one or more other Persons (each a “Participant”) a participation in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and Credit Exposure at the time owing to it), without notice to or consent of any Borrower, the Administrative Agent or any other Bank; provided that such Participant shall not have any rights or obligations under this Agreement or any Note (the Participant’s rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant), except as provided below. All amounts payable by any Borrower to any Bank under Section 5 hereof in respect of Credit Exposure held by it, and its Commitment, shall be determined as if such Bank had not sold or agreed to sell any participations in such Credit Exposure and Commitment, and as if such Bank were funding each of such Credit Exposure and Commitment in the same way that it is funding the portion of Credit Exposure and Commitment in which no participations have been sold. In no event shall a Bank that sells a participation agree with the Participant to take or refrain from taking any action hereunder except that such Bank may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Bank’s Commitment, or extend the time or waive any requirement for the reduction or termination, of such Bank’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant or any LC Disbursement or any interest thereon, (iii) reduce the amount of any such payment of principal or any LC Disbursement or any interest thereon, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof to the extent that the same, under Section 11.04 hereof, requires the consent of each Bank. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.01, 5.04, 5.05 and 5.07 hereof to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.06; provided that a Participant (x) shall not be entitled to receive any greater payment under Section 5.01, 5.05 or 5.07 hereof than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant (except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation), unless the sale of the participation to such Participant is made with the Company’s prior written consent and (y) shall not be entitled to the benefits of Section 5.05 hereof unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of each Borrower, to comply with Section 5.05(e) hereof as though it were a Bank (it being understood that the documentation required under Section 5.05(e) shall be delivered to the participating Bank). If any Bank shall sell participations pursuant to this paragraph, such Bank shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain at one of its offices a register for the recordation of the names and addresses of its Participants, and the principal amounts (and stated interest) and terms of its participations sold hereunder (a “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of its Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitment, Loan, Letter of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each

- 85 - Credit Agreement [[3502063]] Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Bank may (without notice to or consent of any Borrower, the Administrative Agent or any other Bank and without payment of any fee) (i) assign and pledge all or any portion of its rights under this Agreement to secure obligations of such Bank, including, without limitation, to assign or pledge to secure obligations to any Federal Reserve Bank or any central bank having jurisdiction over such Lender and (ii) assign all or any portion of its rights under this Agreement and its Loans and its Notes to an Affiliate. No such assignment shall release the assigning Bank from its obligations hereunder. (e) A Bank may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12 hereof. (f) Anything in this Section 11.06 to the contrary notwithstanding, no Bank may assign or sell a participation in any interest in any of its rights under this Agreement to the Company or any of its Affiliates or Subsidiaries without the prior consent of each Bank. 11.07. Survival. The obligations of the Company under Sections 5.01, 5.04, 5.05 and 11.03 hereof, and the obligations of the Banks under Sections 10.05 and 11.12 hereof, shall survive the repayment of the extensions of credit and the termination of the Commitments and, in the case of any Bank that may assign any interest in its Commitment or extensions of credit hereunder, shall survive the making of such assignment, notwithstanding that such assigning Bank may cease to be a “Bank” hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit (whether by means of a Loan or Letter of Credit), herein or pursuant hereto shall survive the making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any extension of credit (whether by means of a Loan or Letter of Credit), any Default that may arise by reason of such representation or warranty proving to have been false or misleading when made or deemed to be made, notwithstanding that such Bank or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made. 11.08. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. 11.09. Counterparts; Integration; Effectiveness. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement and the other Loan Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous arrangements and understandings, oral or written, relating to the subject matter hereof

- 86 - Credit Agreement [[3502063]] (but do not supersede any provisions of any commitment letter or fee letters related to the credit facility established hereby that do not by the terms of such documents terminate upon the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). Except as provided in Section 6.01 hereof, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent (or its counsel) shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. 11.10. Governing Law; Submission to Jurisdiction; Service of Process. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City, and any appellate court from any thereof, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each Borrower irrevocably agrees that any and all legal process in connection with any such action or proceeding in any such court may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Company at its address set forth in Section 11.02 hereof, such service being hereby acknowledged by the Borrowers to be effective and binding service. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law 11.11. Waiver of Jury Trial. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). 11.12. Confidentiality. Each Bank and the Administrative Agent agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to maintain the confidentiality of any non-public information supplied to it by any Borrower pursuant to this Agreement; provided that nothing herein shall limit the disclosure of any such information (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to the extent requested by any regulatory (including self-regulatory) authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing

- 87 - Credit Agreement [[3502063]] provisions substantially the same as those of this Section 11.12, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of the Company or (h) to the extent such information (i) becomes publicly available other than as a result of a breach of this Section 11.12, (ii) becomes available to the Administrative Agent, any Issuing Bank or any Bank on a nonconfidential basis from a source other than a Borrower or (iii) is information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that (x) unless specifically prohibited by applicable law or court order, each Bank and the Administrative Agent agree, prior to disclosure thereof, to notify the Company of any request for disclosure of any such non-public information (A) by any governmental agency or representative thereof (other than any such request in connection with an examination of such Bank or the Administrative Agent by such governmental agency) or (B) pursuant to legal process and (y) that in no event shall any Bank or the Administrative Agent be obligated to return any materials furnished by a Borrower. Any Person required to maintain the confidentiality of any information as provided in this Section 11.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information. 11.13. Designation of Subsidiary Borrowers. (a) Designation of Subsidiary Borrowers. Subject to the terms and conditions of this Section 11.13 (including paragraph (b) of this Section 11.13), the Company may, at any time or from time to time upon not less than 15 Business Days’ notice to the Administrative Agent and each Bank (or such shorter period which is acceptable to the Administrative Agent), request that a Subsidiary specified in such notice become a party to this Agreement as a Subsidiary Borrower; provided that each such designation shall be subject to the prior approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed) and, in connection with such approval for any Foreign Subsidiary, the Administrative Agent shall, in its sole discretion, determine such additional representations and warranties to be provided by such Foreign Subsidiary in its Subsidiary Borrower Designation with respect to Tax and related matters for such Foreign Subsidiary and its obligations hereunder (including with respect to stamp and similar Taxes, the absence of any withholding or similar Tax in respect of payments by such Foreign Subsidiary hereunder under the laws of its Relevant Jurisdiction and the absence of any notarization requirements for the validity and enforceability of the Subsidiary Borrower Loan Documents to which such Subsidiary is to be a party). The Administrative Agent shall upon receipt of such notice from the Company promptly notify each Bank of the Company’s designation. Upon such approval and the satisfaction of the conditions specified in paragraph (b) of this Section 11.13, such Subsidiary shall become a party to this Agreement as a Subsidiary Borrower hereunder and shall be entitled to borrow Loans or request the issuance of Letters of Credit on and subject to the terms and conditions of this Agreement, and the Administrative Agent shall promptly notify the Banks of such designation. Following the giving of any notice pursuant to this Section 11.13(a) if the designation of such Subsidiary Borrower obligates the Administrative Agent or any Bank to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall, promptly upon the request of the Administrative Agent or any Bank, supply such documentation and other evidence as is reasonably requested by the Administrative Agent or any Bank in order for the

- 88 - Credit Agreement [[3502063]] Administrative Agent or such Bank to carry out and be satisfied it has complied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations. Notwithstanding the foregoing, as soon as practicable after receiving notice from the Company or the Administrative Agent of the Company’s intent to designate a Foreign Subsidiary as a Subsidiary Borrower, and in any event at least 10 Business Days prior to the delivery of an executed Subsidiary Borrower Designation to the Administrative Agent pursuant to this Section 11.13, any Bank that may not legally lend to, establish credit for the account of and/or do any business with such Foreign Subsidiary directly or indirectly through an Affiliate (a “Protesting Bank”) shall so notify the Company and the Administrative Agent in writing. With respect to each Protesting Bank, the Company shall, effective on or before the date that such Foreign Subsidiary shall become a Subsidiary Borrower hereunder, either (A) notify the Administrative Agent and such Protesting Bank that the Commitments of such Protesting Bank shall be terminated; provided that such Protesting Bank shall have received from the relevant Borrowers payment in full of the outstanding principal of its Loans and/or Letter of Credit reimbursement obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder or (B) cancel the request to designate such Foreign Subsidiary as a Subsidiary Borrower hereunder. (b) Conditions Precedent to Designation Effectiveness. The designation by the Company of any Subsidiary as a Subsidiary Borrower hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents (each of which shall be satisfactory to the Administrative Agent in form and substance): (i) Subsidiary Borrower Designation. A Subsidiary Borrower Designation, duly completed (including, in the case of any Foreign Subsidiary, such additional representations and warranties determined by the Administrative Agent in accordance with the proviso in the first sentence of Section 11.13(a) hereof) and executed by the Company and the relevant Subsidiary, delivered to the Administrative Agent at least 5 Business Days before the date on which such Subsidiary is proposed to become a Subsidiary Borrower; (ii) Opinion of Counsel. If reasonably requested by the Administrative Agent, a favorable written opinion (addressed to the Administrative Agent and the Banks and appropriately dated) of external or internal counsel to such Subsidiary satisfactory to the Administrative Agent in such Subsidiary’s Relevant Jurisdiction (and the Company and such Subsidiary Borrower hereby and by delivery of such Subsidiary Borrower Designation instruct such counsel to deliver such opinion to the Banks and the Administrative Agent, if such opinion is so requested), as to such other matters as the Administrative Agent may reasonably request (which may include the due incorporation of such Subsidiary under the laws of the Relevant Jurisdiction, the due authorization, execution and delivery by such Subsidiary of such Subsidiary Borrower Designation and of any extensions of credit to made by it hereunder, the obtaining of all licenses, approvals and consents of, and the making of all filings and registrations with, any applicable Governmental Authority required in connection therewith (or the absence of any thereof), the legality, validity and binding effect and enforceability thereof, and (in the case of a Foreign Subsidiary) the absence of any withholding or similar Tax under the

- 89 - Credit Agreement [[3502063]] laws of the Relevant Jurisdiction in respect of payments by such Subsidiary Borrower hereunder); (iii) Corporate Documents. Such documents and certificates as the Administrative Agent may reasonably request (including certified copies of the organizational documents of such Subsidiary and of resolutions of its board of directors authorizing such Subsidiary becoming a Borrower hereunder, and of all documents evidencing all other necessary corporate or other action required with respect to such Subsidiary Borrower becoming party to this Agreement); and (iv) Other Documents. Receipt of such other documents relating thereto as the Administrative Agent or its counsel may reasonably request, which may include other documents that are consistent with conditions for Subsidiary Borrowers set forth in Section 6.01 hereof. (c) Termination of Subsidiary Borrowers. The Company may, at any time at which no Loans or any other amounts hereunder or under any other Loan Documents shall be outstanding to a Subsidiary Borrower that is the subject of the Subsidiary Borrower Termination Notice referred to below, terminate such Subsidiary Borrower as a Borrower hereunder by delivering to the Administrative Agent an executed notice thereof (each a “Subsidiary Borrower Termination Notice”), substantially in the form of Exhibit G hereto. Any Subsidiary Borrower Termination Notice furnished hereunder shall be effective upon receipt thereof by the Administrative Agent (which shall promptly so notify the Banks and the Issuing Banks), whereupon all commitments of the Banks to make Loans to such Subsidiary Borrower and all of the rights of such Subsidiary Borrower hereunder shall terminate and such Subsidiary Borrower shall immediately cease to be a Borrower hereunder. Notwithstanding anything herein to the contrary, the delivery of a Subsidiary Borrower Termination Notice with respect to any Subsidiary Borrower shall not terminate (i) any obligation of such Subsidiary Borrower that remains unpaid at the time of such delivery or (ii) the obligations of the Company under Section 12 hereof with respect to any such unpaid obligations. Upon the occurrence of any event described in Section 9(e), (f) or (g) hereof (or any event which under the laws of any jurisdiction is analogous to any such event) relating to a Foreign Subsidiary Borrower, (i) all commitments of the Banks to make Loans to such Foreign Subsidiary Borrower and all of the rights of such Foreign Subsidiary Borrower hereunder shall automatically terminate and such Foreign Subsidiary Borrower shall immediately cease to be a Foreign Subsidiary Borrower hereunder, (ii) the principal amount then outstanding of, and the accrued interest on, the Loans (if any) made to such Foreign Subsidiary Borrower and all other amounts payable by such Foreign Subsidiary Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.04 hereof) shall automatically become immediately due and payable and (iii) if any Letters of Credit are then outstanding under which such Foreign Subsidiary Borrower is the account party, the Company shall provide cash cover in an amount equal to the LC Exposure in respect of all such Letters of Credit, as specified in the last paragraph of Section 9 hereof, in each case, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by such Foreign Subsidiary Borrower.

- 90 - Credit Agreement [[3502063]] 11.14. Judgment Currency. This is an international loan transaction in which the specification of Dollars or any Foreign Currency, as the case may be (the “Specified Currency”), and payment in New York City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of each Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Bank hereunder or under any other Loan Document (in this Section 11.14 called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred. 11.15. USA PATRIOT Act. Each Bank hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it may be required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Bank to identify each Borrower in accordance with said Act. 11.16. Appointment of Company as Agent. Each Subsidiary Borrower party hereto as of the Effective Date, by its signature below, and each Subsidiary Borrower designated after the Effective Date as a “Subsidiary Borrower” pursuant to Section 11.13 hereof, by its acknowledgment to the Subsidiary Borrower Designation relating to such Subsidiary Borrower, as applicable: (a) appoints and authorizes the Company for the purposes of (i) signing documents deliverable by or on behalf of such Subsidiary Borrower hereunder or under any other Loan Document, (ii) providing notices to or making requests of the Administrative Agent, any Issuing Bank or any Bank on behalf of such Subsidiary Borrower, (iii) receiving notices and documents from the Administrative Agent, any Issuing Bank or any Bank on behalf of such Subsidiary Borrower and (iv) taking any other action on behalf of such Subsidiary Borrower hereunder or under any other Loan Document, in each case to the extent specifically provided for hereunder or thereunder, and such Subsidiary Borrower agrees to be irrevocably bound by all

- 91 - Credit Agreement [[3502063]] such actions being taken on behalf of such Subsidiary Borrower by the Company and all such notices received by the Company on behalf of such Subsidiary Borrower; (b) authorizes the Administrative Agent, each Issuing Bank and each Bank to treat (i) each document signed by, each notice given or received by, each document delivered or received by and each request made by the Company on its behalf and (ii) each other action which specifically provides herein or therein that the Company acts on behalf, or at the direction, of such Subsidiary Borrower as if such Subsidiary Borrower (and not the Company) had in fact signed such document, given or received such notice, delivered or received such document, made such request or taken such action to the extent such document, notice, request and other action to be signed, sent, made or taken, as applicable, specifically states that it is on behalf of such Subsidiary Borrower; and (c) acknowledges that the Administrative Agent, each Issuing Bank and each Bank are relying upon the appointments and authorizations set forth in this Section 11.16 in connection with the making of their Commitments and credit extensions hereunder. In the event the Administrative Agent, any Issuing Bank or any Bank reasonably believes that it has received a conflicting notice or instruction from the Company and/or his or her designees, the Administrative Agent, such Issuing Bank or such Bank may refrain from action upon such notice or instruction and shall promptly request the Company for clarification regarding such notice or instruction. Notwithstanding anything herein to the contrary, unless the Company shall otherwise notify the Administrative Agent thereof in writing, all notices to or requests of the Administrative Agent, any Issuing Bank or any Bank in respect on any extension of credit hereunder by any Subsidiary Borrower shall be made by the Company on behalf of such Subsidiary Borrower (and not by such Subsidiary Borrower on its own behalf). 11.17. No Advisory or Fiduciary Relationships. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Company acknowledges and agrees that: (i) (a) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Banks and the Joint Lead Arrangers listed on the cover page of this Agreement are arm’s-length commercial transactions between the Company and its Affiliates, on the one hand, and the Administrative Agent, the Banks and such Joint Lead Arrangers, on the other hand, (b) the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (c) the Company is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (a) the Administrative Agent, the Banks and such Joint Lead Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Company or any of its Affiliates or any other Person and (b) none of the Administrative Agent, the Banks or such Joint Lead Arrangers has any obligation to any of the Company or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Banks and such Joint Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of

- 92 - Credit Agreement [[3502063]] the Company and its Affiliates, and none of the Administrative Agent, the Banks or such Joint Lead Arrangers has any obligation to disclose any of such interests to any of the Company or its Affiliates. Section 12. Guarantee. 12.01. Guarantee. The Company hereby guarantees to each Bank and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by optional prepayment, by acceleration or otherwise) of all principal of and interest on any and all Loans made to each Subsidiary Borrower (including, without limitation, each Subsidiary Borrower that shall become party hereto after the date hereof pursuant to Section 11.13 hereof), and the prompt payment in full of all other amounts payable by each Subsidiary Borrower under this Agreement and the other Loan Documents, in each case in strict accordance with the terms thereof (all such obligations being herein collectively called the “Guaranteed Obligations”). The Company hereby further agrees that if any Subsidiary Borrower shall fail to pay in full when due (whether at stated maturity, by optional prepayment, by acceleration or otherwise) any of the Guaranteed Obligations, the Company will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The Company further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not merely of collection. 12.02. Obligations Unconditional. The obligations of the Company under Section 12.01 hereof are absolute and unconditional, irrespective of the authorization, value, genuineness, validity, regularity or enforceability of any agreement or instrument under which any Guaranteed Obligations have been incurred (herein, the “Underlying Instruments”), or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 12.02 that the obligations of the Company hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Company hereunder which shall remain absolute and unconditional as described above: (i) at any time or from time to time, without notice to the Company, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (ii) any of the acts mentioned in any of the provisions of any Underlying Instrument shall be done or omitted; (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any Underlying Instrument shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

- 93 - Credit Agreement [[3502063]] (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Bank as security for any of the Guaranteed Obligations shall fail to be perfected. The Company hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Bank exhaust any right, power or remedy or proceed against any Subsidiary Borrower under any Underlying Instrument, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. 12.03. Reinstatement. The obligations of the Company under this Section 12 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Subsidiary Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Company agrees that it will indemnify the Administrative Agent and each Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Bank in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. 12.04. Subrogation. The Company hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations, and the expiration or termination of the Commitments or other obligations of the Banks to make financial accommodations available to any Subsidiary Borrower under the Underlying Instruments, it shall not exercise any right or remedy arising by reason of any performance by it of the guarantee in this Section 12, whether by subrogation or otherwise, against any Subsidiary Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. 12.05. Remedies. The Company agrees that, as between the Company on the one hand and the Administrative Agent and the Banks on the other, the obligations of any Subsidiary Borrower under the Underlying Instruments may be declared to be forthwith due and payable (and, in the event of the commencement of any bankruptcy or insolvency proceeding, shall be deemed to have become automatically due and payable) for purposes of Section 12.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against such Subsidiary Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by such Subsidiary Borrower) shall forthwith become due and payable by the Company for purposes of Section 12.01 hereof. 12.06. Continuing Guarantee. The guarantee in this Section 12 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

Credit Agreement Signature Page [[3502063]] SUBSIDIARY BORROWERS None as of the Effective Date.

SIGNATURE PAGE TO PITNEY BOWES INC. CREDIT AGREEMENT DATED AS OF JANUARY 6, 2015 Name of Institution: The Northern Trust Company by~ Nam Title: Vice President Credit Agreement Signature Page (( 3502063]]

Annex 1 to Credit Agreement [[3505767]] ANNEX 1 COMMITMENTS Bank Dollar Commitment ($) Multicurrency Commitment ($) JPMorgan Chase Bank, N.A. $0 $115,000,000 The Royal Bank of Scotland plc $0 $115,000,000 Bank of America, N.A. $0 $115,000,000 HSBC Bank USA, National Association $0 $115,000,000 Goldman Sachs Bank USA $0 $95,000,000 Morgan Stanley Bank, N.A. $0 $47,500,000 The Bank of Tokyo-Mitsubishi UFJ, Ltd. $0 $47,500,000 Citibank, N.A. $0 $75,000,000 The Bank of New York Mellon $0 $75,000,000 Royal Bank of Canada $0 $50,000,000 Santander Bank, N.A. $0 $50,000,000 The Northern Trust Company $0 $50,000,000 U.S. Bank National Association $0 $50,000,000 Total $0 $1,000,000,000

Annex 1A to Credit Agreement [[3505767]] ANNEX 1A EXISTING LETTERS OF CREDIT None.

Schedule 8.05 to Credit Agreement [[3505758]] SCHEDULE 8.05 Existing Liens None.

Syndicated Note [[3505761]] EXHIBIT A-1 [Form of Syndicated Note] PROMISSORY NOTE $_______________ _____________, 201_ New York, New York FOR VALUE RECEIVED, [NAME OF BORROWER], a [_______] corporation (the “Borrower”), hereby promises to pay to __________ (the “Bank”), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of JPMorgan Chase Bank, N.A., in New York, New York, the principal sum of __________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Bank to the Borrower under the Credit Agreement), in the respective Currencies in which such Syndicated Loans are denominated and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. The date, amount, Type, Currency, interest rate and duration of Interest Period of each Syndicated Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Syndicated Loans made by the Bank. This Note is one of the Syndicated Notes referred to in the Credit Agreement dated as of January 6, 2015 (as modified and supplemented and in effect from time to time, the “Credit Agreement”) among Pitney Bowes Inc., the subsidiary borrowers party thereto, the lenders party thereto (including the Bank), and JPMorgan Chase Bank, N.A., as Administrative Agent, and evidences Syndicated Loans made by the Bank thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Syndicated Loans upon the terms and conditions specified therein. Except as permitted by Sections 5.06 and 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

- 2 - Syndicated Note [[3505761]] This Note shall be governed by, and construed in accordance with, the law of the State of New York. [NAME OF BORROWER] By_________________________ Title:

- 3 - Syndicated Note [[3505761]] SCHEDULE OF SYNDICATED LOANS This Note evidences Syndicated Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types and Currencies, bearing interest at the rates and having Interest Periods of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below: Date of Loan Principal Amount of Loan Type and Currency of Loan Interest Rate Maturity of Loan Amount Paid, Continued, Converted or Prepaid Unpaid Principal Amount Notation Made by

Money Market Note [[3505761]] EXHIBIT A-2 [Form of Money Market Note] PROMISSORY NOTE _____________, 201_ New York, New York FOR VALUE RECEIVED, PITNEY BOWES INC., a Delaware corporation, (the “Borrower”), hereby promises to pay to ___________ (the “Bank”), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of JPMorgan Chase Bank, N.A., in New York, New York, the aggregate unpaid principal amount of the Money Market Loans made by the Bank to the Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. The date, amount, Type, interest rate and maturity date of each Money Market Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Money Market Loans made by the Bank. This Note is one of the Money Market Notes referred to in the Credit Agreement dated as of January 6, 2015 (as modified and supplemented and in effect from time to time, the “Credit Agreement”) among Pitney Bowes Inc., the subsidiary borrowers party thereto, the lenders party thereto (including the Bank) and JPMorgan Chase Bank, N.A., as Administrative Agent, and evidences Money Market Loans made by the Bank thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events. Except as permitted by Sections 5.06 and 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

- 2 - Money Market Note [[3505761]] This Note shall be governed by, and construed in accordance with, the law of the State of New York. PITNEY BOWES INC. By_________________________ Title: By: ___________________________ Name: Title:

- 3 - Money Market Note [[3505761]] SCHEDULE OF LOANS This Note evidences Money Market Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below: Date of Loan Principal Amount of Loan Type of Loan Interest Rate Maturity Date of Loan Amount Paid or Prepaid Unpaid Principal Amount Notation Made by

Opinion of Internal Counsel for the Company [[3505761]] EXHIBIT B-1 [Form of Opinion of Internal Counsel for the Company] January [__], 2015 To the Banks party to the Credit Agreement referred to below and JPMorgan Chase Bank, N.A., as Administrative Agent Ladies and Gentlemen: I am the Assistant General Counsel of, and have acted as counsel for, Pitney Bowes Inc. (the “Company”) in connection with the Credit Agreement (the “Credit Agreement”) dated as of January 6, 2015, among the Company, each subsidiary borrower party thereto, the Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, providing for extensions of credit to be made by said Banks to the Company. Terms defined in the Credit Agreement are used herein as defined therein. In rendering the opinions expressed below, I have examined the following agreements, instruments and other documents: (a) the Credit Agreement; (b) the Notes (if any) of the Company, each dated the date hereof and executed and delivered on such date; and (c) such records of the Company and such other documents as I have deemed necessary as a basis for the opinions expressed below. The Credit Agreement and such Notes are collectively referred to as the “Financing Documents.” In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon statements of governmental officials and upon representations made in or pursuant to the Financing Documents and certificates of appropriate representatives of the Company. In rendering the opinions expressed below, I have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Company): (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

- 2 - Opinion of Internal Counsel for the Company [[3505761]] (ii) all signatories to such documents have been duly authorized; and (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents. Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that: 1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. 2. The Company has all requisite corporate power to execute and deliver, and to perform its obligations and to borrow under, the Financing Documents. 3. The execution, delivery and performance by the Company of each Financing Document, and the borrowings by the Company under the Credit Agreement, have been duly authorized by all necessary corporate action on the part of the Company. 4. The Company has duly executed and delivered each Financing Document. 5. The execution, delivery and performance by the Company of, and the consummation by the Company of the transactions contemplated by, the Financing Documents do not and will not (a) violate any provision of its charter or by-laws, (b) violate any order, writ, injunction, decree or award of any court or governmental authority or agency or any arbitral award applicable to the Company or any of its Domestic Subsidiaries or (c) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which the Company or any of its Domestic Subsidiaries is a party or by which any of them is bound or to which any of them is subject. 6. Except as disclosed in the Company’s Annual Report on Form 10-K filed with the SEC for the Company’s fiscal year ended December 31, 2013, in any subsequent Quarterly Reports on Form 10-Q filed with the SEC prior to the date hereof, or in any subsequent Current Report on Form 8-K filed with the SEC prior to the date hereof, I have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Company or any of its Subsidiaries or any of their respective Properties that would have a Material Adverse Effect. 7. The Company is not required to register an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The foregoing opinions are limited to matters involving the Federal laws of the United States, the Delaware General Corporation Law and the law of the State of New York, and

- 3 - Opinion of Internal Counsel for the Company [[3505761]] I do not express any opinion as to the laws of any other jurisdiction. I am not admitted to practice in the State of Delaware; however, I am generally familiar with the Delaware General Corporation Law as currently in effect and have made such inquiries as I consider necessary to render the opinions contained in paragraphs 1, 2, 3, 4 and 5(a) above. At the request of my client, this opinion letter is provided to you by me pursuant to Section 6.01(d)(i) of the Credit Agreement and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, my prior written consent, except that any Person which becomes a Lender after the date hereof may rely on this opinion as if it were addressed to them (provided that such delivery shall not constitute a re-issue or reaffirmation of this opinion as of any date after the date hereof). Very truly yours,

Opinion of External Counsel for the Company [[3505761]] EXHIBIT B-2 [Form of Opinion of External Counsel for the Company] January [__], 2015 The Lenders listed on Schedule I hereto, and the Agent party to the Credit Agreement referred to below (collectively, the “Lender Parties”) c/o JPMorgan Chase Bank, N.A., as Agent Re: Pitney Bowes Inc. – Credit Agreement dated as of January 6, 2015 Ladies and Gentlemen: We have acted as special counsel to Pitney Bowes Inc., a Delaware corporation (the “Borrower”), in connection with the Credit Agreement dated as of January 6, 2015 (the “Credit Agreement”) by and among the Borrower, each subsidiary borrower from time to time party thereto, certain lenders as named therein (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”). Each capitalized term used and not defined herein has the meaning assigned to that term in the Credit Agreement. This opinion is delivered pursuant to Section 6.01(d)(ii) of the Credit Agreement. In rendering this opinion, we have examined the originals, or copies, certified or otherwise identified to our satisfaction as being true copies, of the following documents and instruments: (i) the Credit Agreement, including the Exhibits and Schedules thereto; and (ii) [the Notes, each dated January [ ], 2015 , made by the Borrower payable to certain Lenders and delivered on the date hereof (the “Notes”).] [Opinion to be updated if no Notes are requested by Lenders.] The Credit Agreement and the Notes are collectively referred to herein as the “Financing Documents.” We have assumed without independent investigation that: (a) The signatures on all documents examined by us are genuine, all individuals executing such documents had all requisite legal capacity and competency and were duly authorized, the documents submitted to us as originals are authentic and the documents submitted to us as certified or reproduction copies conform to the originals; (b) (T)he Borrower is validly existing and in good standing under the laws of the State of Delaware, has all requisite power to execute and deliver each of the Financing Documents and to perform its obligations thereunder, (2) the execution and delivery of the

The Lender Parties c/o JPMorgan Chase Bank, N.A., as Administrative Agent January [__], 2015 Opinion of External Counsel for the Company [[3505761]] Financing Documents by the Borrower and performance of its obligations thereunder have been duly authorized by all necessary corporate or other action and, except as specifically addressed in our opinions in paragraph 2 below, do not violate any law, rule, regulation, order, judgment or decree applicable to the Borrower, and(3) the Financing Documents have been duly executed and delivered by the Borrower; and (c) There are no agreements or understandings between or among any of the parties to the Financing Documents or third parties that would expand, modify or otherwise affect the terms of the Financing Documents or the respective rights or obligations of the parties thereunder. In rendering this opinion, we have made such inquiries and examined, among other things, originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, certificates, instruments and other documents as we have considered necessary or appropriate for purposes of this opinion. As to certain factual matters, we have relied to the extent we deemed appropriate and without independent investigation upon the representations and warranties of the Borrower in the Financing Documents, officer’s certificates of the Borrower delivered pursuant to the Financing Documents, a certificate of officers of the Borrow a copy of which is attached hereto or certificates obtained from public officials and others. Based upon the foregoing and in reliance thereon, and subject to the qualifications, exceptions, assumptions and limitations herein contained, we are of the opinion that: 1. Each Financing Document constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms. 2. The execution and delivery by the Borrower of the Financing Documents, and performance of its obligations thereunder, do not and will not (i) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law, rule or regulation of the State of New York or the United States of America applicable to the Borrower that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Financing Documents or (ii) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of Delaware under, the Delaware General Corporation Law. 3. The execution and delivery by the Borrower of the Financing Documents to which it is a party, and the performance of its obligations thereunder, do not result in a breach or violation of Regulation U or X of the Board of Governors of the Federal Reserve System. The opinions expressed above are subject to the following additional exceptions, qualifications, limitations and assumptions: A. We render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York and the United States of America and, for purposes

The Lender Parties c/o JPMorgan Chase Bank, N.A., as Administrative Agent January [__], 2015 Opinion of External Counsel for the Company [[3505761]] of paragraph 2 above, the Delaware General Corporation Law. We are not admitted to practice in the State of Delaware; however, we are generally familiar with the Delaware General Corporation Law as currently in effect and have made such inquiries as we consider necessary to render the opinions contained in paragraph 2. This opinion is limited to the effect of the current state of the laws of the State of New York, the United States of America and, to the limited extent set forth above, the laws of the State of Delaware and the facts as they currently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts. We express no opinion regarding the Securities Act of 1933, as amended, or any other federal or state securities laws, rules or regulations. B. Our opinions are subject to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the rights and remedies of creditors generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers or distributions by corporations to stockholders) and (ii) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies regardless of whether enforceability is considered in a proceeding in equity or at law. C. We express no opinion regarding (a) the effectiveness of (i) any waiver (whether or not stated as such) under the Financing Documents of, or any consent thereunder relating to, unknown future rights or the rights of any party thereto existing, or duties owing to it, as a matter of law; (ii) any waiver (whether or not stated as such) contained in the Financing Documents of rights of any party, or duties owing to it, that is broadly or vaguely stated or does not describe the right or duty purportedly waived with reasonable specificity; (iii) provisions relating to indemnification, exculpation or contribution, to the extent such provisions may be held unenforceable as contrary to public policy or federal or state securities laws or due to the negligence or willful misconduct of the indemnified party; (iv) any provision in any Financing Document waiving the right to object to venue in any court; (v) any agreement to submit to the jurisdiction of any Federal Court; (vi) any waiver of the right to jury trial; (vii) any provision purporting to establish evidentiary standards; (viii) any provision to the effect that every right or remedy is cumulative and may be exercised in addition to any other right or remedy or that the election of some particular remedy does not preclude recourse to one or more others; or (ix) any right of setoff to the extent asserted by a participant in the rights of a Lender under the Financing Documents; or (b) the effect on the enforceability of the guarantee of the Borrower contained in the Credit Agreement against the Borrower of any facts or circumstances occurring after the date hereof that would constitute a defense to the obligation of a surety, unless such defense has been waived effectively by the Borrower. In addition, we advise you that some of the provisions of the Financing Documents may not be enforceable by a Lender acting individually (as opposed to the Lenders acting through the Agent). D. We express no opinion regarding the effectiveness of Section 11.14 of the Credit Agreement. We advise you that Section 27(b) of the Judiciary Law of the State of New

The Lender Parties c/o JPMorgan Chase Bank, N.A., as Administrative Agent January [__], 2015 Opinion of External Counsel for the Company [[3505761]] York provides that a judgment or decree in an action based upon an obligation denominated in a currency other than United States dollars shall be rendered in the foreign currency of the underlying obligation and converted into United States dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree. We further advise you that a Federal court may not render a judgment other than in United States dollars or otherwise apply Section 27(b) of the Judiciary Law of the State of New York. E. For purposes of our opinion in paragraph 3, we have assumed without independent investigation that: less than 25% of the value of the assets of the Borrower and its Subsidiaries taken as a whole, or of any of the Company and any of its Subsidiaries, individually, subject to the negative covenants of the Credit Agreement consist and will consist of “margin stock” within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System at all relevant times. We express no opinion with respect to Regulation T of the Board of Governors of the Federal Reserve System. This opinion is rendered as of the date hereof to the Lender Parties in connection with the Financing Documents and may not be relied upon by any person other than the Lender Parties or by the Lender Parties in any other context. The Lender Parties may not furnish this opinion or copies hereof to any other person except (i) to bank examiners and other regulatory authorities should they so request in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Lender Parties, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which any Lender Party is a party arising out of the transactions contemplated by the Financing Documents, or (v) any permitted assignee of or participant in (and any potential permitted assignee of or participant in) the interest of any Lender under the Financing Documents for its information. Notwithstanding the foregoing, parties referred to in clause (v) of the immediately preceding sentence who become Lenders after the date hereof may rely on this opinion as if it were addressed to them (provided that such delivery shall not constitute a re-issue or reaffirmation of this opinion as of any date after the date hereof). This opinion may not be quoted without the prior written consent of this Firm. Very truly yours,

Schedule I to Opinion of External Counsel for the Company [[3505761]] SCHEDULE I – LENDERS JPMorgan Chase Bank, N.A. The Royal Bank of Scotland plc Bank of America, N.A. HSBC Bank USA, National Association Goldman Sachs Bank USA Morgan Stanley Bank, N.A. The Bank of Tokyo-Mitsubishi UFJ, Ltd. Citibank, N.A. The Bank of New York Mellon Royal Bank of Canada Santander Bank, N.A. The Northern Trust Company U.S. Bank National Association

Money Market Quote Request [[3505761]] EXHIBIT C [Form of Money Market Quote Request] [Date] To: JPMorgan Chase Bank, N.A., as Administrative Agent From: Pitney Bowes Inc. Re: Money Market Quote Request Pursuant to Section 2.03 of the Credit Agreement dated as of January 6, 2015 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”) among Pitney Bowes Inc. (the “Company”), the subsidiary borrowers party thereto, the banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s): Borrowing Date Quotation Date[*1] Amount[*2] Type[*3] Interest Period[*4] Terms used herein have the meanings assigned to them in the Credit Agreement. PITNEY BOWES INC. By_________________________ Title: By: ___________________________ Name: Title: * All numbered footnotes appear on the last page of this Exhibit.

- 2 - Money Market Quote Request [[3505761]] __________________________ [1] For use if an Absolute Rate in an Absolute Rate Auction is requested to be submitted before the Borrowing Date. [2] Each amount must be $15,000,000 or a larger multiple of $1,000,000. [3] Insert either “LIBOR Market Loans” or “Absolute Rate Loans”. [4] One, two, three, six or twelve months, in the case of a LIBOR Market Loan or, in the case of an Absolute Rate Loan, a period of not less than 7 or more than 360 days after the making of such Absolute Rate Loan and ending on a Business Day.

Money Market Quote [[3505761]] EXHIBIT D [Form of Money Market Quote] To: JPMorgan Chase Bank, N.A., as Administrative Agent Attention: Re: Money Market Quote to Pitney Bowes Inc. This Money Market Quote is given in accordance with Section 2.03(c) of the Credit Agreement dated as of January 6, 2015 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”) among Pitney Bowes Inc. (the “Company”), the subsidiary borrowers party thereto, the banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein. In response to the Company’s invitation dated __________, ____, we hereby make the following Money Market Quote(s) on the following terms: 1. Quoting Bank: 2. Person to contact at Quoting Bank: 3. We hereby offer to make Money Market Loan(s) in the following principal amount[s], for the following Interest Period(s) and at the following rate(s): Borrowing Date Quotation Date[*1] Amount[*2] Type[*3] Interest Period[*4] Rate[*5] provided that the Company may not accept offers that would result in the undersigned making Money Market Loans pursuant hereto in excess of $___________ in the aggregate (the “Money Market Loan Limit”). __________________________ * All numbered footnotes appear on the last page of this Exhibit.

- 2 - Money Market Quote [[3505761]] We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] us to make the Money Market Loan(s) for which any offer(s) (is/are) accepted, in whole or in part (subject to the third sentence of Section 2.03(e) of the Credit Agreement and any Money Market Loan Limit specified above). Very truly yours, [NAME OF BANK] By_________________________ Authorized Officer Dated: __________, ____ __________________________ [1] As specified in the related Money Market Quote Request. [2] The principal amount bid for each Interest period may not exceed the principal amount requested. Bids must be made for at least $15,000,000 (or a larger multiple of $1,000,000). [3] Indicate “LIBOR Market Loans” or “Absolute Rate Loans”. [4] One, two, three, six or twelve months, in the case of a LIBOR Market Loan or, in the case of an Absolute Rate Loan, a period of not less than 7 and not more than 360 days after the making of such Absolute Rate Loan and ending on a Business Day, as specified in the related Money Market Quote Request. [5] For a LIBOR Market Loan, specify margin over or under the Eurocurrency Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether “PLUS” or “MINUS”. For an Absolute Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).

Assignment and Assumption [[3505761]] EXHIBIT E ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Bank) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Bank]1] 3. Borrower(s): ______________________________ 4. Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: The $1,000,000,000 Credit Agreement dated as of January 6, 2015 among Pitney Bowes Inc., the subsidiary borrowers party thereto, 1 Select as applicable.

- 2 - Assignment and Assumption [[3505761]] the Banks parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent 6. Assigned Interest: Aggregate Amount of Commitment/Loans for all Banks Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans2 $ $ % $ $ % $ $ % Effective Date: _________ ___, 201_ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By:______________________________ Title: ASSIGNEE [NAME OF ASSIGNEE] By:______________________________ Title: 2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Banks thereunder.

- 3 - Assignment and Assumption [[3505761]] Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent and an Issuing Bank By_________________________________ Title: [OTHER ISSUING BANK]3, as an Issuing Bank By_________________________________ Title: [Consented to:]4 PITNEY BOWES INC. By________________________________ Title: By________________________________ Title: 3 To be added for each other Issuing Bank 4 To be added only if the consent of the Company is required by the terms of the Credit Agreement.

Annex 1 to Assignment and Assumption [[3505761]] ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or any other Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement or any other Loan Document. 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement or any other Loan Document, (ii) it satisfies the requirements, if any, specified in the Credit Agreement or any other Loan Document that are required to be satisfied by it in order to acquire the Assigned Interest and become a Bank, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement or any other Loan Document as a Bank thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it has received a copy of the Credit Agreement or any other Loan Document, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, and (v) if it is not a Foreign Bank, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement or any other Loan Document, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or any other Loan Document are required to be performed by it as a Bank.

Subsidiary Borrower Designation [[3505761]] 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Subsidiary Borrower Designation [[3505761]] EXHIBIT F [Form of Subsidiary Borrower Designation] SUBSIDIARY BORROWER DESIGNATION _____________, 201_ To JPMorgan Chase Bank, N.A., as Administrative Agent 383 Madison Avenue New York, New York 10179 Attention: Re: Subsidiary Borrower Designation Ladies and Gentlemen: Reference is made to the Credit Agreement (the “Credit Agreement”) dated as of January 6, 2015 among Pitney Bowes Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. The Company hereby designates [_____] (the “Subject Subsidiary”), a Subsidiary of the Company and a [corporation] duly organized under the laws of [____], as a Subsidiary Borrower in accordance with Section 11.13(a) of the Credit Agreement until such designation is terminated in accordance with Section 11.13(c) thereof. The Subject Subsidiary hereby accepts the above designation and hereby expressly and unconditionally accepts the obligations of a Subsidiary Borrower under the Credit Agreement, adheres to the Credit Agreement and agrees and confirms that, upon your execution and return to the Company of the enclosed copy of this Subsidiary Borrower Designation, it shall be a Subsidiary Borrower for purposes of the Credit Agreement and agrees to be bound by and perform and comply with the terms and provisions of the Credit Agreement applicable to it as if it had originally executed the Credit Agreement as a Subsidiary Borrower. Pursuant to Section 11.16 of the Credit Agreement, the Subject Subsidiary hereby authorizes and empowers the Company to act as its representative and attorney-in-fact for the purposes of signing documents and giving and receiving notices (including notices of extensions of credit under the Credit Agreement) and other communications in connection with the Credit Agreement and the transactions contemplated thereby and for the purposes of amending, waiving or otherwise modifying any provision of the Credit Agreement and the other Loan Documents and further agrees that the Administrative Agent and each Bank may conclusively rely on the foregoing authorization. The Company hereby confirms and agrees that after giving effect to this Subsidiary Borrower Designation the Guarantee of the Company contained in Section 12 of the

Subsidiary Borrower Designation [[3505761]] Credit Agreement shall apply to all of the obligations of the Subject Subsidiary under the Credit Agreement. The Subject Subsidiary hereby represents and warrants: 1. Each of the representations and warranties set forth in Section 7.12 of the Credit Agreement is true and correct as it relates to the Subject Subsidiary; [2. Each of the following representations and warranties is true and correct: [additional representations of a Foreign Subsidiary to be inserted, to the extent required pursuant to the first sentence of Section 11.13(a) of the Credit Agreement];] [2][3]. The Subject Subsidiary’s addresses for notices, other communications and service of process provided for in the Credit Agreement shall be given in the manner, and with the effect, specified in Sections 11.02 of the Credit Agreement to it at its “Address for Notices” specified on the signature pages below; and [3][4]. The Subject Subsidiary shall deliver to the Administrative Agent the documents and certificates set forth in, or required by, Section 11.13 of the Credit Agreement. The designation of the Subject Subsidiary as a Subsidiary Borrower under the Credit Agreement shall become effective as of the date (the “Effective Date”) on which the Administrative Agent accepts this Subsidiary Borrower Designation as provided on the signature pages below. As of the Effective Date, the Subject Subsidiary shall be entitled to the rights, and subject to the obligations, of a Subsidiary Borrower. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The Subject Subsidiary hereby agrees that this Subsidiary Borrower Designation, the Credit Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Subject Subsidiary hereby submits to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, in each case sitting in New York County, and any appellate court from any thereof, for the purposes of all legal proceedings arising out of or relating to this Subsidiary Borrower Designation, the Credit Agreement or the transactions contemplated thereby. THE SUBJECT SUBSIDIARY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY BORROWER DESIGNATION, THE CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. This Subsidiary Borrower Designation may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement.

Subsidiary Borrower Designation [[3505761]] IN WITNESS WHEREOF, the Company and the Subject Subsidiary have caused this Subsidiary Borrower Designation to be duly executed and delivered as of the day and year first above written. PITNEY BOWES INC. By__________________________ Name: Title: By__________________________ Name: Title: [NAME OF SUBJECT SUBSIDIARY], a _________ [corporation] By:_________________________ Name: Title: Address for Notices ______________________ ______________________ ______________________ Attention:______________ Fax No:________________ Telephone No.:__________ With a copy to: Pitney Bowes Inc. 1 Elmcroft Road Stamford, Connecticut 06926-0700 Attention: Debbie Salce, Vice President & Treasurer Fax No.: (203) 546-4217 Telephone No.: (203) 351-6926

Subsidiary Borrower Designation [[3505761]] ACCEPTED JPMORGAN CHASE BANK, N.A. as Administrative Agent By__________________________ Title:

Subsidiary Borrower Termination Notice [[3505761]] EXHIBIT G [Form of Subsidiary Borrower Termination Notice] SUBSIDIARY BORROWER TERMINATION NOTICE [Date] To: JPMorgan Chase Bank, N.A. (the “Administrative Agent”) From: Pitney Bowes Inc. (the “Company”) Reference is made to the Credit Agreement (the “Credit Agreement”) dated as of January 6, 2015 among the Company, the subsidiary borrowers party thereto, the Banks party thereto (the “Banks”) and the Administrative Agent. Terms used herein having the meanings assigned to them in the Credit Agreement. The Company hereby gives notice pursuant to Section 11.13(c) of the Credit Agreement that, effective as of the date hereof, [_____] (the “Subject Subsidiary”) is terminated as a Subsidiary Borrower under the Credit Agreement and all commitments by the Banks to make Loans to such Subsidiary Borrower under the Credit Agreement are hereby terminated. Pursuant to Section 11.13(c) of the Credit Agreement, the Company hereby certifies that there are no outstanding Loans made to Subject Subsidiary, or unpaid interest thereon or other amounts owing by the Subject Subsidiary under the Credit Agreement. All obligations of Subject Subsidiary arising in respect of any period in which Subject Subsidiary was, or on account of any action or inaction taken by Subject Subsidiary as, a Subsidiary Borrower under the Credit Agreement shall survive the termination effected by this notice. PITNEY BOWES INC. By____________________________ Name: Title: By____________________________ Name: Title:

Compliance Certificate [[3505761]] EXHIBIT H [Form of Compliance Certificate] COMPLIANCE CERTIFICATE This Compliance Certificate (“this Certificate”) is delivered to you pursuant to Section 8.01(c) of the Credit Agreement dated as of January 6, 2015 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”) among Pitney Bowes Inc. (the “Company”), the subsidiary borrowers party thereto, the banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS: 1. I am the [Chief Financial Officer/Treasurer] of Pitney Bowes Inc. (the “Company”). 2. I have reviewed the terms of the Credit Agreement and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the accounting period covered by the Company’s consolidated financial statements delivered concurrently herewith. 3. The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event. The foregoing certifications, together with the computations set forth in the attached Annex A hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered [_______], 201[_]. PITNEY BOWES INC. By: ______________________________ Name: Title: [Chief Financial Officer/Treasurer]

Compliance Certificate [[3505761]] ANNEX A TO COMPLIANCE CERTIFICATE FOR THE FISCAL [QUARTER] [YEAR] ENDING [_______], 201[_] (“Relevant Fiscal Period”) 1. Total Adjusted Debt as at end of Relevant Fiscal Period: (I) minus (II) = $___________ (I) total Indebtedness of Company and its Subsidiaries (as shown on Company’s consolidated balance sheet): $___________ (II) Captive Finance Debt: product of (X) and (Y) = $___________ (X) average of aggregate gross finance receivables of Company and its Subsidiaries as at end of five most recently completed consecutive fiscal quarters ending on or prior to end of Relevant Fiscal Period (as shown on Company’s relevant consolidated balance sheets): $___________ (Y) a fraction the numerator of which is ten and the denominator of which is eleven (i.e., 10/11): 10/11 2. Consolidated EBITDA (for period of four consecutive fiscal quarters ended at end of Relevant Fiscal Period (“Relevant Measurement Period”): sum of (I)+(II) minus (III) = $___________ (I) Consolidated Net Income for Relevant Measurement Period: (a) minus sum of (b) + (c) + (d) = $___________ (a) consolidated income (or loss) from continuing operations before income taxes of Company and its Subsidiaries: $___________ (b) income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries: $___________ (c) income (or deficit) of any Person (other than a Subsidiary of Company) in which Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Company or such Subsidiary in the form of dividends or similar distributions: $___________ (d) undistributed earnings of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time $___________

Compliance Certificate [[3505761]] permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary: (II) Without duplication and to the extent deducted in determining such Consolidated Net Income, in each case for Relevant Measurement Period: sum of (a)+(b)+(c)+(d)+(e)+(f)+(g) = $___________ (a) interest expense (excluding financing interest expense): $___________ (b) depreciation expense: $___________ (c) amortization expense: $___________ (d) non-cash stock-option based and other equity-based compensation expenses: $___________ (e) other non-cash extraordinary, unusual or non-recurring charges, expenses or losses (including, whether or not otherwise includable as a separate item in income statement, losses on sales of assets outside of the ordinary course of business and non-cash restructuring charges, but excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period): $___________ (f) cash restructuring charges incurred during Relevant Measurement Period or, if less, the amount of cash restructuring charges incurred during Relevant Measurement Period that may be added back pursuant to the definition of Consolidated EBITDA so long as the aggregate amount of cash restructuring charges for all periods ending after December 31, 2014, added back in the definition of Consolidated EBITDA does not exceed $450,000,000: $___________ (g) pro forma Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity, division or line of business, in each case, acquired by Company or any of its Subsidiaries during Relevant Measurement Period that, together with any other such acquisitions during such period, involves the payment of consideration by Company and its Subsidiaries in excess of $25,000,000 in the aggregate during such period (assuming the consummation of such acquisition occurred

Compliance Certificate [[3505761]] on the first day of such period): $___________ (III) Without duplication and to the extent included in determining such Consolidated Net Income, in each case for Relevant Measurement Period: sum of (a)+(b)+(c) = $___________ (a) interest income (excluding financing interest income): $___________ (b) non-cash extraordinary, unusual or non-recurring income or gains increasing Consolidated Net Income (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income, gains on the sales of assets outside of the ordinary course of business, but excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period): $___________ (c) pro forma Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity, division or line of business, in each case, sold, assigned, transferred or otherwise disposed of by Company or any of its Subsidiaries during Relevant Measurement Period that, together with any other such dispositions during such period, yields gross proceeds to Company and its Subsidiaries in excess of $25,000,000 in the aggregate during such period (assuming the consummation of such disposition occurred on the first day of such period): $___________ 3. Applicable Finance Interest Expense Amount (for Relevant Measurement Period): product of (I) and (II) = $___________ (I) Amount of financing interest expense (as shown on Company’s consolidated statement of income): $___________ (II) 1.75 1.75 4. Adjusted Consolidated EBITDA (for Relevant Measurement Period): line 2 above minus line 3 above = $___________ 5. Ratio of Total Adjusted Debt to Adjusted Consolidated EBITDA (as at end of Relevant Fiscal Period): (I)/(II) = $___________ (I) Total Adjusted Debt as at end of Relevant Fiscal Period (line 1 above): $___________

Compliance Certificate [[3505761]] (II) Adjusted Consolidated EBITDA for Relevant Measurement Period (line 4 above): $___________ Actual: _.__:1.00 Maximum Permitted: 3.50:1.00

EXHIBIT I-1 U.S Tax Compliance Certificate [[3508222]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Banks That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 6, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation and each subsidiary borrower from time to time party thereto (each a “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the applicable Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the applicable Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the applicable Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the applicable Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF BANK] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT I-2 U.S Tax Compliance Certificate [[3508222]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 6, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation and each subsidiary borrower from time to time party thereto (each a “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the applicable Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Bank with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing, and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT I-3 U.S Tax Compliance Certificate [[3508222]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 6, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation and each subsidiary borrower from time to time party thereto (each a “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the applicable Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT I-4 U.S Tax Compliance Certificate [[3508222]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Banks That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 6, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation and each subsidiary borrower from time to time party thereto (each a “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the applicable Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the applicable Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the applicable Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the applicable Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF BANK] By: Name: Title: Date: ________ __, 20[ ]